UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21619

Nuveen S&P 500 Buy-Write Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Closed-End Funds

30 June

2020

Nuveen

Closed-End Funds

BXMX	Nuveen S&P 500 Buy-Write Income Fund
DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund
SPXX	Nuveen S&P 500 Dynamic Overwrite Fund
QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Semiannual Report

IMPORTANT DISTRIBUTION NOTICE

for Shareholders of the Nuveen S&P 500 Buy-Write Income Fund (BXMX), Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX), Nuveen S&P 500 Dynamic Overwrite Fund (SPXX) and Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

Semiannual Shareholder Report for the period ending June 30, 2020

The Nuveen S&P 500 Buy-Write Income Fund, Nuveen Dow 30SM Dynamic Overwrite Fund, Nuveen S&P 500 Dynamic Overwrite Fund and Nuveen Nasdaq 100 Dynamic Overwrite Fund seek to offer attractive cash flow to their shareholders, by converting the expected long-term total return potential of the Funds’ portfolio of investments into regular quarterly distributions. Following is a discussion of the Managed Distribution Policy the Funds use to achieve this.

Each Fund pays quarterly common share distributions that seek to convert the Fund’s expected long-term total return potential into regular cash flow. As a result, the Funds’ regular common share distributions (presently $0.2150, $0.2730, $0.2450 and $0.3900 per share, respectively) may be derived from a variety of sources, including:

•	net investment income consisting of regular interest and dividends,

•	realized capital gains or,

•	possibly, returns of capital representing in certain cases unrealized capital appreciation.

Such distributions are sometimes referred to as “managed distributions.” Each Fund seeks to establish a distribution rate that roughly corresponds to the Adviser’s projections of the total return that could reasonably be expected to be generated by each Fund over an extended period of time. The Adviser may consider many factors when making such projections, including, but not limited to, long-term historical returns for the asset classes in which each Fund invests. As portfolio and market conditions change, the distribution amount and distribution rate on the Common Shares under the Funds’ Managed Distribution Policy could change.

When it pays a distribution, each Fund provides holders of its Common Shares a notice of the estimated sources of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis. It does this by posting the notice on its website (www.nuveen.com/cef), and by sending it in written form.

You should not draw any conclusions about the Funds’ investment performance from the amount of this distribution or from the terms of the Funds’ Managed Distribution Policy. The Funds’ actual financial performance will likely vary from month-to-month and from year-to-year, and there may be extended periods when the distribution rate will exceed the Funds’ actual total returns. The Managed Distribution Policy provides that the Board may amend or terminate the Policy at any time without prior notice to Fund shareholders. There are presently no reasonably foreseeable circumstances that might cause each Fund to terminate its Managed Distribution Policy.

Chair’s Letter to Shareholders

Dear Shareholders,

The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout. With many regions of the world suppressing the initial spread of the virus, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety. New clusters of infection emerged in the U.S. and other countries following their reopening this summer and a new school year and Northern Hemisphere flu season add new variables. Markets have turned their focus to the potential for an economic recovery, although the timing and magnitude are highly uncertain. Elevated market volatility is likely to continue, with economic data, coronavirus infection rates and the upcoming U.S. presidential election under scrutiny.

While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators. Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. In the European Union, the European Central Bank recently increased the size of its Pandemic Emergency Purchase Program, known as PEPP, to €1.35 trillion from €750 billion and extended its duration to June 2021.

In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

August 24, 2020

Portfolio Managers’ Comments

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

The Nuveen S&P 500 Buy-Write Income Fund (BXMX) features portfolio management by Gateway Investment Advisers, LLC (Gateway). Kenneth H. Toft, Michael T. Buckius and Daniel M. Ashcraft are portfolio managers. Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX), Nuveen S&P 500 Dynamic Overwrite Fund (SPXX) and Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX) feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC, Fund Advisors, LLC, the Funds’ investment adviser. David Friar serves as portfolio manager for the Funds.

Effective March 24, 2020, Jody Hrazanek is no longer a portfolio manager of DIAX, SPXX and QQQX.

Effective August 3, 2020 (subsequent to the close of the reporting period), James Campagna, CFA, Lei Liao, CFA and Darren Tran were added as a portfolio managers to DIAX, SPXX and QQQX.

The Board of Trustees of QQQX and SPXX approved a modification to the Funds’ equity portfolio investment strategies. Effective August 3, 2020 (subsequent to the close of the reporting period), DIAX, SPXX and QQQX Fund strategies will take into consideration each Fund’s tax position and employ various techniques, including tax-loss harvesting, to improve after-tax shareholder outcome.

Here the portfolio managers discuss their management strategies and the performance of the Funds for the six-month reporting period ended June 30, 2020

An Update on COVID-19 Coronavirus and its Impact on the Securities Markets

Slowing COVID-19 coronavirus infection rates around the world encouraged authorities to loosen restrictions on business and social activity in recent months. While economic indicators have improved considerably from the depths of the shutdown, some regions, including the U.S., have seen an uptick in infection rates after reopening. This may slow the recovery process and contribute to short-term market volatility in the meantime.

Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.

Central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. These measures have helped stabilize the markets over the short term, and most markets have recovered most of their losses. But volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments or vaccines). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.

Nuveen, LLC and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.

What key strategies were used to manage the Funds during six-month reporting period ended June 30, 2020?

BXMX

The Nuveen S&P 500 Buy-Write Income Fund (BXMX or the Fund) seeks attractive total return with less volatility than the S&P 500® Index. During the six-month reporting period ended June 30, 2020, the Fund invested in an equity portfolio which sought to track the total return of the S&P 500® Index and wrote (sold) listed index call options on approximately 100% of the notional value of its stock portfolio. The cash premium generated by the index call options is intended to supplement the dividend yield on the underlying stock portfolio to support the Fund’s distribution policy and to provide the potential for growth in value during rising markets and/or risk mitigation in the event of a market decline.

The writing of index call options on a broad equity index, while investing in a portfolio of equities, has the potential to enhance the BXMX’s risk-adjusted returns while exposing the Fund to less risk than unhedged equity investments. Hedging the equity portfolio with index call options may limit the Fund’s participation in market advances in exchange for the cash premium received for the written index call options. In addition, market declines are typically buffered by the amount of the cash premium received by the Fund. In flat or declining markets, BXMX’s call option premium can potentially enhance total return relative to the S&P 500® Index. In rising markets, the call options may reduce the Fund’s total return relative to the S&P 500® Index.

DIAX

DIAX seeks attractive total return with less volatility than the Dow Jones Industrial Average (DJIA). NAM varies the level of call option overwrite within a range of approximately 35% to 75%, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside risk management. The Fund currently expects to carry out its principal investment strategy by emphasizing options on broad-based indexes, individual stocks in the DJIA, and options on custom baskets of stocks in addition to ETFs. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

SPXX

SPXX seeks attractive total return with less volatility than the S&P 500® Index. NAM varies the level of option overwrite within a range of approximately 35% to 75% overwrite, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors.

Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside risk management. The Fund currently expects to emphasize index call options on the S&P 500® and can also employ an expanded range of options including index options on other broad-based indexes and options on custom baskets of stocks in addition to single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

QQQX

QQQX seeks attractive total return with less volatility than the Nasdaq 100 Index. NAM varies the level of call option overwrite within a range of approximately 35% to 75% overwrite, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside risk management. The Fund, in carrying out its principal options strategy, expects to primarily write index call options on the Nasdaq-100 Index and other broad-based indexes and can also write call options on a variety of other equity market indexes and options on custom baskets of stocks in addition to single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

How did the Funds perform during this six-month reporting period ended June 30, 2020?

The tables in the Performance Overview and Holding Summaries section of this report provide total return for the six-month, one-year, five-year and ten-year periods ended June 30, 2020. Each Fund’s total returns at net asset value (NAV) are compared with the performance of its corresponding market index and, as available, a secondary custom blended benchmark.

For the six-month reporting period ended June 30, 2020, BXMX’s shares at NAV outperformed the Cboe S&P 500® BuyWrite Index (BXMSM), its primary index, but underperformed the S&P 500® Index. DIAX underperformed the Dow Jones Industrial Average and its secondary index, which is a blend of 55% Cboe DJIA BuyWrite Index (BXDSM) and 45% Dow Jones Industrial Average. SPXX underperformed the S&P 500® Index, but performed in-line with its secondary index, which is a blend of 55% the Cboe S&P 500® BuyWrite Index (BXMSM) and 45% the S&P 500® Index. QQQX underperformed the Nasdaq-100 Index and its secondary index, which is a blend of 55% Cboe Nasdaq 100 BuyWrite Index (BXNSM) and 45% Nasdaq-100 Index.

BXMX

The S&P 500® Index declined 19.60% in the first half of the reporting period, as the COVID-19 crisis caused the worst start to any year in stock market history. From its all-time high on February 19 through March 23, 2020 the S&P 500® Index rapidly entered bear market territory with a decline of 33.79% before staging a partial recovery. The S&P 500® Index returned 20.54% in the second half of the reporting period. The strong advance was driven by macroeconomic data that was starkly negative, but better than expected, as individual states began to roll back some COVID-19 crisis mitigation efforts.

Implied volatility, as measured by the Cboe® Volatility Index® (the VIX®), began the reporting period below its historical average of 19.37 but quickly reached extreme levels as the COVID-29 crisis unfolded. The VIX® closing high for the

Portfolio Managers’ Comments (continued)

reporting period was 82.69 on March 16, 2020, its highest close in history. The intra-day high for the six-month reporting period was 85.47 on March 18, 2020, only slightly off its highest-ever intra-day value of 89.53 recorded on October 24, 2008. The VIX® trended down as the S&P 500® Index staged a partial recovery starting in late March 2020 and reached a low of 24.52 on June 5, 2020. The VIX® averaged 32.87 for the reporting period and closed the reporting period at 30.43.

The above average implied volatility that existed for much of the reporting period generated high levels of cash premium from the index call option writing component of the Fund’s strategy. High premiums and gains from written index call options provided significant downside protection during the first half of the reporting period market decline. The high premiums limited losses on written index call options, which allowed for attractive participation in the equity market’s advance during the second half of the reporting period. Active management of the Fund’s index call option positions created opportunities to derive more benefit from the elevated implied volatility environment than the BXMSM, which has an index construction methodology that provides one opportunity per month for index call option writing. Active management helped the Fund outperform the BXMSM over both the equity market decline and the partial market recovery that followed. The Fund declined 16.07% in the first half of the reporting period while the BXMSM declined 22.22%. The Fund returned 11.56% in the second half of the reporting period while the BXMSM returned 9.14%.

During the first half of the reporting period equity market decline, gains from the Fund’s written index call options provided significant protection from the market’s losses. Specifically, the Fund provided over eight percentage points of protection against the market’s nearly 34% decline from February 19 through March 23, 2020 with a decline of 25.33%. Active management added value to the performance of the Fund relative to the BXMSM. As equity markets climbed at the beginning of the reporting period, the investment team exchanged index call option contracts in advance of their expiration for ones with later expiration dates and higher strike prices. As markets began deteriorating from the COVID-19 crisis, the team made several trades to lower the weighted-average strike price of the written index call option portfolio while taking advantage of extremely high shorter-term implied volatility to increase the cash premiums received by the Fund. The range of strike prices in the Fund’s call option portfolio was widened in response to large intra-day market swings and increased potential for a sharp market move. As the equity market started its partial recovery at the end of March 2020, select index call option positions were adjusted to maintain Fund market exposure.

Additionally, index call writing generated risk-mitigating cash flow for the Fund throughout the reporting period. The Fund’s annualized standard deviation of daily returns for the reporting period was 32.06% as compared to 37.10% for the BXMSM and 46.12% for the S&P 500® Index. The Fund exhibited a beta to the BXMSM of 0.83 for the reporting period.

The Fund’s index-tracking equity portfolio, while holding up better than the S&P 500® Index, detracted from overall performance with a return of -2.19% for the reporting period. During the strong advance later in the second half of the reporting period, writing index call options limited equity market participation, generally detracting from the Fund’s return. Losses on written index call options are expected when the market advances at a well above-average rate. However, the relatively high premiums received by the Fund due to elevated implied volatility kept losses smaller than would have otherwise been the case. Additionally, active management resulted in smaller losses on written call options than the written call option losses generated by the BXMSM. The investment team made active adjustments to the Fund’s portfolio of written index call options by exchanging them ahead of their expiration dates for ones with later expiration dates and higher strike prices as the equity market advanced. These adjustments increased cash premiums received and provided consistent market exposure while maintaining the strategy’s typical risk profile.

DIAX

DIAX’s call option strategy is expected to dampen the beta (a measure of price volatility) of the overall portfolio. Active index call writing generated risk-reducing cash flow throughout the reporting period. In attempting to achieve its low volatility objective, the Fund’s annualized standard deviation of daily returns for the reporting period was 43.94% compared to 49.36% and 40.32% for Dow Jones Industrial Average and the secondary index, which is a blend of 55% Cboe DJIA BuyWrite Index (BXDSM) and 45% Dow Jones Industrial Average, respectively. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the Index. In rising markets, however, the options can hinder the Fund’s total return relative to the Index.

It is important to note the relationship between the market’s implied volatility that is measured by the Chicago Board Options Exchange (Cboe) Volatility Index® (the “VIX®”), and option writing. Implied volatility is a component of an option itself. It is the estimated volatility of an asset underlying an option. Higher implied volatilities result in higher option prices.

During the first half of the reporting period, equity markets, including the Index, rapidly sold off in February 2020, reaching bear market territory (a 20% drop from the previous high) within three weeks—the fastest bear market decline in history. Over the first half of the reporting period, the Index reached a high on February 19, 2020 and declined 34% to its low on March 23, 2020. During the first half of the reporting period, the VIX® averaged 32.87, well above its historical average of 19.24, and on March 16, 2020 closed at 82.67, its highest level in history.

In the second half of the reporting period, NAM took a more dynamic approach to the overwrite strategy. We maintained an approximate 58% overwrite but had periods in May 2020 where the overwrite reached 60% and mid-June 2020 where it reached nearly 70%, which is above its long-term target of 55%. During the second half of the reporting period, the VIX® averaged 30.43, well above its historical average of 19.24 and we took advantage of the VIX’s volatility to add new positions. We also bought and sold call options on single name positions and added strangle positions which involved selling a call and a put option on an index.

Several factors contributed to performance. Early in the reporting period, the Fund wrote call options on the Russell 2000® Index which contributed to performance. Unlike other indexes, the Russell 2000® Index had periods of flat performance in January 2020 and the beginning of February 2020. As a result, the Fund retained more option premium than the blended benchmark call option contract. NAM wrote far out-of-the-money strangles which can be effective during times of heightened volatility. These positions positively contributed to performance. In addition, NAM bought and sold options on single-name positions, including American Express Co, Walmart Inc, Johnson & Johnson, Pfizer Inc and Merck & Co Inc. These positions also contributed to performance. In both instances, the Fund was able to take advantage of the higher levels of volatility and capture additional option premium income. In addition, the Fund’s call-writing strategy provided some risk mitigation during the sell-off.

Several factors contributed the Fund’s underperformance. The February 2020 options contract expiration and roll came just prior to the shift in market volatility. Call options written by the Fund in February 2020 provided relatively modest downside protection compared to equity losses through the market sell-off. This was exacerbated by the March 2020 expiration date being closely aligned with the market bottom. Writing near-the-money call options limited upside participation in the partial recovery through the end of the month. The sudden shift from a low- to high-volatility environment and the timing of the Fund’s options contract expirations had a significant impact on the Fund’s return during the reporting period. In addition, NAM wrote call options on the Russell 2000® Index which detracted from performance during the second half of the reporting period. The Russell 2000® Index rallied sharply during the reporting period, returning 25.42%. As a result, the Fund collected less premium income as it unwound positions in the index at higher prices than was originally received in premium. Lastly, during the strong advance of the second half of the reporting period, writing index call options limited equity market participation, generally detracting from the Fund’s return.

Portfolio Managers’ Comments (continued)

SPXX

SPXX’s call option strategy is expected to dampen the beta (a measure of price volatility) of the overall portfolio. Active index call writing generated risk-reducing cash flow throughout the reporting period. In attempting to achieve its low volatility objective, the Fund’s annualized standard deviation of daily returns for the reporting period was 41.22% compared to 45.94% and 40.17% for the S&P 500® Index and its secondary index, which is a blend of 55% the Cboe S&P 500® BuyWrite Index (BXMSM) and 45% the S&P 500® Index, respectively. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the index. In rising markets, however, the options can hinder the Fund’s total return relative to the index.

It is important to note the relationship between market’s implied volatility that is measured by the Chicago Board Options Exchange (Cboe) Volatility Index® (the “VIX®”), and option writing. Implied volatility is a component of an option itself. It is the estimated volatility of an asset underlying an option. Higher implied volatilities result in higher option prices.

During the first half of the reporting period, equity markets, including the Index, rapidly sold off in February 2020, reaching bear market territory (a 20% drop from the previous high) within three weeks – the fastest bear market decline in history. Over the reporting period, the Index reached a high on February 19, 2020 and declined 34% to its low on March 23, 2020. The VIX® averaged 32.87, well above its historical average of 19.24, and on March 16, 2020 closed at 82.67, its highest level in history.

In the second half of the reporting period, NAM took a more dynamic approach to the overwrite strategy. We maintained an approximate 58% overwrite but had periods in May 2020 where the overwrite reached 60% and mid-June 2020 where it reached nearly 70%, which is above its long-term target of 55%. During the second half of the reporting period, the VIX® averaged 30.43, well above its historical average of 19.24 and we took advantage of the VIX®’s volatility to add new positions. We also bought and sold call options on single name positions and added strangle positions which involved selling a call and a put option on an index.

Several factors contributed to performance. Early in the reporting period, the Fund wrote call options on the Russell 2000® Index which contributed to performance. Unlike other indexes, the Russell 2000® Index had periods of flat performance in January 2020 and the beginning of February 2020. As a result, the Fund retained more option premium than the blended benchmark call option contract. NAM wrote far out-of-the-money strangles which can be effective during times of heightened volatility. These positions positively contributed to performance. In addition, NAM bought and sold options on single-name positions, including American Express Co, Walmart Inc, Johnson & Johnson, eBay Inc, Pfizer Inc and Merck & Co Inc. These positions also contributed to performance. In both instances, the Fund was able to take advantage of the higher levels of volatility and capture additional option premium income. In addition, the Fund’s call-writing strategy provided some risk mitigation during the sell-off.

Several factors contributed the Fund’s underperformance. The February 2020 options contract expiration and roll came just prior to the shift in market volatility. Call options written by the Fund in February 2020 provided relatively modest downside protection compared to equity losses through the market sell-off. This was exacerbated by the March 2020 expiration date being closely aligned with the market bottom. Writing near-the-money call options limited upside participation in the partial recovery through the end of the month. The sudden shift from a low- to high-volatility environment and the timing of the Fund’s options contract expirations had a significant impact on the Fund’s return. In addition, NAM wrote call options on the Russell 2000® Index which detracted from performance during the second half of the reporting period. The Russell 2000® Index rallied sharply during the reporting period, returning 25.42%. As a result, the Fund collected less premium income as it unwound positions in the index at higher prices than was originally received in premium. Lastly, during the strong advance of the second half of the reporting period, writing index call options limited equity market participation, generally detracting from the Fund’s return.

QQQX

QQQX’s call option strategy is expected to dampen the beta (a measure of price volatility) of the overall portfolio. Active index call writing generated risk-reducing cash flow throughout the reporting period. In attempting to achieve its low volatility objective, the Fund’s annualized standard deviation of daily returns for the reporting period was 40.88% compared to 45.40% and 23.34% for the Nasdaq-100 Index% and its secondary index, which is a blend of 55% Cboe Nasdaq 100 BuyWrite Index (BXNSM) and 45% Nasdaq-100 Index, respectively. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the Index. In rising markets, however, the options can hinder the Fund’s total return relative to the index.

It is important to note the relationship between market’s implied volatility that is measured by the Chicago Board Options Exchange (Cboe) Volatility Index® (the “VIX®”), and option writing. Implied volatility is a component of an option itself. It is the estimated volatility of an asset underlying an option. Higher implied volatilities result in higher option prices.

During the first half of the reporting period, equity markets, including the Index, rapidly sold off in February 2020, reaching bear market territory (a 20% drop from the previous high) within three weeks, resulting in the fastest bear market decline in history. Over the reporting period, the Index reached a high on February 19, 2020 and declined 34% to its low on March 23, 2020. The VIX® averaged 32.87, well above its historical average of 19.24, and on March 16, 2020 closed at 82.67, its highest level in history.

In the second half of the reporting period, NAM took a more dynamic approach to the overwrite strategy. We maintained an approximate 58% overwrite but had periods in May 2020 where the overwrite reached 60% and mid-June 2020 where it reached nearly 70%, which is above its long-term target of 55%. During the second half of the reporting period, the VIX® averaged 30.43, well above its historical average of 19.24. We took advantage of the VIX®’s volatility to add new positions. We also bought and sold call options on single name positions and added strangle positions which involved selling a call and a put option on an index.

Several factors contributed to performance. Early in the reporting period, the Fund wrote call options on the Russell 2000® Index which contributed to performance. Unlike other indexes, the Russell 2000® Index had periods of flat performance in January 2020 and the beginning of February 2020. As a result, the Fund retained more option premium than the blended benchmark call option contract. NAM wrote far out-of-the-money strangles which can be effective during times of heightened volatility. These positions positively contributed to performance. In addition, NAM bought and sold options on single-name positions, including American Express Co, eBay Inc, Pfizer Inc and Merck & Co Inc. These positions also contributed to performance. In both instances, the Fund was able to take advantage of the higher levels of volatility and capture additional option premium income. In addition, the Fund’s call-writing strategy provided some risk mitigation during the sell-off.

Several factors contributed the Fund’s underperformance. The February 2020 options contract expiration and roll came just prior to the shift in market volatility. Call options written by the Fund in February 2020 provided relatively modest downside protection compared to equity losses through the market sell-off. This was exacerbated by the March 2020 expiration date being closely aligned with the market bottom. Writing near-the-money call options limited upside participation in the partial recovery through the end of the month. The sudden shift from a low- to high-volatility environment and the timing of the Fund’s options contract expirations had a significant impact on the Fund’s return. In addition, NAM wrote call options on the Russell 2000® Index which detracted from performance during the second half of the reporting period. The Russell 2000® Index rallied sharply during the reporting period, returning 25.42%. As a result, the Fund collected less premium income as it unwound positions in the index at higher prices than was originally received in premium. Lastly, during the strong advance of the second half of the reporting period, writing index call options limited equity market participation, generally detracting from the Fund’s return.

Common Share Information

DISTRIBUTION INFORMATION

The following 19(a) Notice presents the Funds’ most current distribution information as of May 31, 2020 as required by certain exempted regulatory relief the Funds have received.

Because the ultimate tax character of your distributions depends on the Funds’ performance for its entire fiscal year (which is the calendar year for the Funds) as well as certain fiscal year-end (FYE) tax adjustments, estimated distribution source information you receive with each distribution may differ from the tax information reported to you on your Funds’ IRS Form 1099 statement.

DISTRIBUTION INFORMATION – AS OF MAY 31, 2020

This notice provides shareholders with information regarding fund distributions, as required by current securities laws. You should not draw any conclusions about the Funds’ investment performance from the amount of this distribution or from the terms of the Funds’ Managed Distribution Policy.

Each Fund may in certain periods distribute more than its income and net realized capital gains, and the Funds currently estimate that they have done so for the fiscal year-to-date period. In such instances, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Funds’ investment performance. For example, if a Fund generates a positive total return during a reporting period that is commensurate with its distribution rate, and realizes net gains by selling portfolio securities, a substantial portion of its distribution will likely be characterized as capital gains; but if the Fund generated such commensurate returns but instead did not realize net gains by selling portfolio securities during that period, then a substantial portion of its distributions in most cases would largely be characterized as a “return of capital”, despite the fact that the distributions were commensurate with those positive returns. Neither a capital gain distribution nor a return of capital distribution should be confused with “yield” or “income.”

The amounts and sources of distributions set forth below are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Funds’ investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. More details about the Funds’ distributions and the basis for these estimates are available on www.nuveen.com/cef.

The following table provides estimates of the Funds’ distribution sources, reflecting year-to-date cumulative experience through the latest month-end. Each Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

Data as of May 31, 2020

			Estimated Per Share Sources of Distribution[1]				Estimated Percentage of the Distribution[1]
Fund	Inception Date	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital
BXMX (FYE 12/31)	10/2004
Current Quarter		$0.2150	$0.0342	$0.0990	$0.0000	$0.0818	15.90%	46.10%	0.00%	38.00%
Fiscal YTD		$0.4475	$0.0711	$0.2061	$0.0000	$0.1702	15.90%	46.10%	0.00%	38.00%
DIAX (FYE 12/31)	04/2005
Current Quarter		$0.2730	$0.0667	$0.0000	$0.0000	$0.2063	24.40%	0.00%	0.00%	75.60%
Fiscal YTD		$0.5680	$0.1387	$0.0000	$0.0000	$0.4293	24.40%	0.00%	0.00%	75.60%
SPXX (FYE 12/31)	11/2005
Current Quarter		$0.2450	$0.0453	$0.0000	$0.0000	$0.1997	18.50%	0.00%	0.00%	81.50%
Fiscal YTD		$0.5100	$0.0942	$0.0000	$0.0000	$0.4158	18.50%	0.00%	0.00%	81.50%
QQQX (FYE 12/31)	01/2007
Current Quarter		$0.3900	$0.0131	$0.0000	$0.0000	$0.3769	3.40%	0.00%	0.00%	96.60%
Fiscal YTD		$0.7800	$0.0263	$0.0000	$0.0000	$0.7537	3.40%	0.00%	0.00%	96.60%

[1]

Net investment income (NII) is a projection through the end of the current calendar quarter using actual data through the stated month-end date above. Capital gain amounts are as of the stated date above. The estimated per share sources above include an allocation of the NII based on prior year attributions which can be expected to differ from the actual final attributions for the current year.

The following table provides information regarding the Funds’ distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

Data as of May 31, 2020

					Annualized		Cumulative
Fund	Inception Date	Quarterly Distribution	Fiscal YTD Distribution	Net Asset Value (NAV)	5-Year Return on NAV	Fiscal YTD Dist. Rate on NAV[1]	Fiscal YTD Return on NAV	Fiscal YTD Dist. Rate on NAV[1]
BXMX	10/2004	$0.2150	$0.4475	$12.31	4.55%	7.27%	(8.04)%	3.64%
DIAX	04/2005	$0.2730	$0.5680	$15.07	4.38%	7.54%	(15.34)%	3.77%
SPXX	11/2005	$0.2450	$0.5100	$14.16	4.77%	7.20%	(11.06)%	3.60%
QQQX	01/2007	$0.3900	$0.7800	$23.23	9.93%	6.72%	(1.76)%	3.36%

[1]	As a percentage of 5/31/20 NAV.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE EQUITY SHELF PROGRAMS

During the current reporting period, the Funds were authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share. The total amount of common shares authorized under these Shelf Offerings are as shown in the accompanying table.

	BXMX	DIAX	SPXX		QQQX
Additional authorized common shares	10,400,000	3,600,000	1,600,000	*	11,355,021

*	Represents additional authorized common shares for the period January 1, 2020 through April 30, 2020.

Common Share Information (continued)

During the current reporting period, the following Funds sold common shares through their Shelf Offerings at a weighted average premium to their NAV per common share as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX
Common shares sold through shelf offering	7,583	25,901	264,171	1,487,960
Weighted average premium to NAV per common share sold	1.07%	1.12%	1.57%	1.91%

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Common Share Equity Shelf Programs and Offering Costs for further details of Shelf Offerings and each Fund’s respective transactions.

COMMON SHARE REPURCHASES

During August 2020 (subsequent to the close of the reporting period), the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of June 30, 2020, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX
Common shares cumulatively repurchased and retired	460,238	—	383,763	—
Common shares authorized for repurchase	10,405,000	3,635,000	1,715,000	4,105,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of June 30, 2020, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX
Common share NAV	$12.32	$14.93	$14.11	$23.64
Common share price	$11.00	$13.61	$12.84	$23.01
Premium/(Discount) to NAV	(10.71)%	(8.84)%	(9.00)%	(2.66)%
6-month average premium/(discount) to NAV	(6.77)%	(6.60)%	(4.54)%	(1.56)%

Risk

Considerations

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/BXMX.

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/DIAX.

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/SPXX.

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/QQQX.

BXMX	Nuveen S&P 500 Buy-Write Income Fund Performance Overview and Holding Summaries as of June 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
BXMX at Common Share NAV	(6.36)%	(0.01)%	5.04%	8.05%
BXMX at Common Share Price	(16.63)%	(10.92)%	4.24%	7.24%
Cboe S&P 500® BuyWrite Index (BXMSM)	(15.11)%	(10.94)%	2.81%	6.34%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	99.6%
Repurchase Agreements	5.1%
Other Assets Less Liabilities	(4.7)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Apple Inc	6.5%
Microsoft Corp	6.1%
Amazon.com Inc	4.5%
Alphabet Inc	3.4%
Facebook Inc	2.4%

Portfolio Composition

(% of total investments)

Software	9.0%
Technology Hardware, Storage & Peripherals	6.3%
Interactive Media & Services	5.5%
IT Services	5.2%
Internet & Direct Marketing Retail	4.7%
Semiconductors & Semiconductor Equipment	4.6%
Pharmaceuticals	4.6%
Banks	3.5%
Health Care Equipment & Supplies	3.4%
Specialty Retail	2.7%
Health Care Providers & Services	2.6%
Oil, Gas & Consumable Fuels	2.4%
Equity Real Estate Investment Trust	2.3%
Biotechnology	2.2%

Household Products	2.0%
Entertainment	1.9%
Insurance	1.9%
Capital Markets	1.8%
Diversified Telecommunication Services	1.8%
Electric Utilities	1.7%
Diversified Financial Services	1.7%
Food & Staples Retailing	1.7%
Aerospace & Defense	1.6%
Chemicals	1.6%
Repurchase Agreements	4.9%
Other	18.4%
Total	100.0%

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund Performance Overview and Holding Summaries as of June 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
DIAX at Common Share NAV	(14.59)%	(10.52)%	4.91%	8.87%
DIAX at Common Share Price	(19.56)%	(16.63)%	5.42%	7.98%
Dow Jones Industrial Average (DJIA)	(8.43)%	(0.54)%	10.62%	12.99%
DIAX Blended Benchmark[1]	(13.76)%	(8.44)%	5.76%	8.73%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

1	The DIAX Blended Benchmark consists of: 1) 55% Chicago Board Options Exchange (Cboe) DJIA BuyWrite Index (BXD), 2) 45% Dow Jones Industrial Average (DJIA).

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	100.5%
Repurchase Agreements	0.0%
Other Assets Less Liabilities	(0.5)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Apple Inc	9.7%
UnitedHealth Group Inc	7.8%
Home Depot Inc	6.7%
Microsoft Corp	5.4%
Goldman Sachs Group Inc	5.3%

Portfolio Composition

(% of total investments)

Technology Hardware, Storage & Peripherals	9.7%
IT Services	8.3%
Health Care Providers & Services	7.8%
Pharmaceuticals	6.7%
Specialty Retail	6.7%
Aerospace & Defense	6.5%
Software	5.4%
Capital Markets	5.2%
Hotels, Restaurants & Leisure	4.9%
Food & Staples Retailing	4.3%
Industrial Conglomerates	4.1%
Oil, Gas & Consumable Fuels	3.6%
Machinery	3.4%
Household Products	3.2%
Insurance	3.0%
Repurchase Agreements	0.0%
Other	17.2%
Total	100.0%

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund Performance Overview and Holding Summaries as of June 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
SPXX at Common Share NAV	(9.77)%	(3.08)%	5.38%	8.37%
SPXX at Common Share Price	(18.77)%	(12.46)%	5.94%	7.96%
S&P 500® Index	(3.08)%	7.51%	10.73%	13.99%
SPXX Blended Benchmark[1]	(9.70)%	(2.85)%	6.38%	9.79%

Performance prior to December 22, 2014, reflects the Fund’s performance under the management of a sub-adviser using an investment strategy that differed from those currently in place.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

1	The SPXX Blended Benchmark consists of: 1) 55% Chicago Board Options Exchange (Cboe) S&P 500 BuyWrite Index (BXMSM), 2) 45% S&P 500®.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	100.5%
Common Stock Rights	0.0%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	(0.7)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Microsoft Corp	6.6%
Apple Inc	6.5%
Amazon.com Inc	4.4%
Alphabet Inc	3.4%
Facebook Inc	2.4%

Portfolio Composition

(% of total investments)

Software	7.9%
IT Services	6.6%
Technology Hardware, Storage & Peripherals	6.5%
Interactive Media & Services	5.9%
Internet & Direct Marketing Retail	5.3%
Semiconductors & Semiconductor Equipment	5.3%
Pharmaceuticals	4.8%
Banks	4.6%
Specialty Retail	3.6%
Health Care Providers & Services	3.4%
Oil, Gas & Consumable Fuels	3.1%
Capital Markets	2.8%

Health Care Equipment & Supplies	2.8%
Machinery	2.4%
Beverages	2.3%
Insurance	2.2%
Household Products	2.2%
Entertainment	2.2%
Aerospace & Defense	1.9%
Hotels, Restaurants & Leisure	1.8%
Biotechnology	1.8%
Chemicals	1.8%
Repurchase Agreements	0.2%
Other	18.6%
Total	100.0%

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund Performance Overview and Holding Summaries as of June 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
QQQX at Common Share NAV	1.63%	13.14%	11.05%	14.64%
QQQX at Common Share Price	(0.75)%	10.28%	12.26%	15.11%
Nasdaq 100® Index	16.89%	33.78%	19.58%	20.69%
QQQX Blended Benchmark[1]	5.19%	16.02%	13.31%	13.98%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

1	The QQQX Blended Benchmark consists of: 1) 55% Chicago Board of Exchange (Cboe) Nasdaq 100 BuyWrite Index (BXNSM), 2) 45% Nasdaq-100 Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	101.1%
Common Stock Rights	0.1%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	(1.4)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Apple Inc	13.7%
Microsoft Corp	13.4%
Amazon.com Inc	11.8%
Alphabet Inc	9.1%
Facebook Inc	3.9%

Portfolio Composition

(% of total investments)

Software	15.9%
Internet & Direct Marketing Retail	14.4%
Interactive Media & Services	14.3%
Technology Hardware, Storage & Peripherals	13.8%
Semiconductors & Semiconductor Equipment	13.0%
Biotechnology	6.9%
IT Services	5.5%
Repurchase Agreements	0.2%
Other	16.0%
Total	100.0%

Shareholder Meeting Report

The annual meeting of shareholders, originally scheduled to be held on April 8, 2020 in person, was postponed to April 22, 2020 for BXMX, SPXX, DIAX and QQQX. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

	BXMX	SPXX	DIAX	QQQX
	Common Shares	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
John K. Nelson
For	91,775,085	14,914,196	31,331,811	33,087,295
Withhold	1,918,978	379,746	700,891	916,995
Total	93,694,063	15,293,942	32,032,702	34,004,290
Terence J. Toth
For	90,959,048	14,895,755	31,240,762	33,028,238
Withhold	2,735,015	398,187	791,940	976,052
Total	93,694,063	15,293,942	32,032,702	34,004,290
Robert L. Young
For	91,871,975	14,907,607	31,331,217	33,100,017
Withhold	1,822,088	386,335	701,485	904,273
Total	93,694,063	15,293,942	32,032,702	34,004,290

BXMX	Nuveen S&P 500 Buy-Write Income Fund Portfolio of Investments June 30, 2020
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.6%

	COMMON STOCKS – 99.6% (2)

	Aerospace & Defense – 1.6%

28,960	Boeing Co	$5,308,368
9,566	HEICO Corp	953,252
62,456	Howmet Aerospace Inc	989,928
12,552	Huntington Ingalls Industries Inc	2,190,199
13,748	Northrop Grumman Corp	4,226,685
118,674	Raytheon Technologies Corp	7,312,692
	Total Aerospace & Defense	20,981,124

	Air Freight & Logistics – 0.5%

52,845	United Parcel Service Inc, Class B	5,875,307

	Airlines – 0.1%

33,335	United Airlines Holdings Inc, (3)	1,153,724

	Auto Components – 0.1%

10,862	Cooper Tire & Rubber Co	299,900
50,606	Gentex Corp	1,304,116
	Total Auto Components	1,604,016

	Automobiles – 0.3%

422,587	Ford Motor Co	2,569,329
24,260	Harley-Davidson Inc	576,660
427	Tesla Inc, (3)	461,079
	Total Automobiles	3,607,068

	Banks – 3.7%

527,984	Bank of America Corp	12,539,620
153,773	Citigroup Inc	7,857,800
26,341	Comerica Inc	1,003,592
98,788	Fifth Third Bancorp	1,904,633
108,513	First Horizon National Corp	1,080,789
168,863	JPMorgan Chase & Co	15,883,254
166,049	KeyCorp	2,022,477
119,082	People’s United Financial Inc	1,377,779
172,561	Regions Financial Corp	1,918,878
60,439	Zions Bancorp NA	2,054,926
	Total Banks	47,643,748

	Beverages – 1.4%

307,680	Coca-Cola Co	13,747,142
23,448	Keurig Dr Pepper Inc	665,923
56,712	Monster Beverage Corp, (3)	3,931,276
	Total Beverages	18,344,341

	Biotechnology – 2.3%

103,252	AbbVie Inc	10,137,281
3,766	Alnylam Pharmaceuticals Inc, (3)	557,782
34,141	Amgen Inc	8,052,496
11,274	Biogen Inc, (3)	3,016,359
9,243	BioMarin Pharmaceutical Inc, (3)	1,140,032
4,402	Exact Sciences Corp, (3)	382,710
67,257	Gilead Sciences Inc	5,174,753

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Shares	Description (1)	Value

	Biotechnology (continued)

7,342	Seattle Genetics Inc, (3)	$1,247,553
	Total Biotechnology	29,708,966

	Building Products – 0.5%

15,381	Allegion plc	1,572,246
77,134	Carrier Global Corp	1,713,917
48,429	Masco Corp	2,431,620
	Total Building Products	5,717,783

	Capital Markets – 1.9%

75,510	Charles Schwab Corp	2,547,708
21,911	CME Group Inc	3,561,414
42,992	Eaton Vance Corp	1,659,491
44,488	Intercontinental Exchange Inc	4,075,101
9,912	Legg Mason Inc	493,122
8,344	MSCI Inc	2,785,394
21,694	S&P Global Inc	7,147,739
34,832	TD Ameritrade Holding Corp	1,267,188
82,975	Waddell & Reed Financial Inc, Class A	1,286,942
	Total Capital Markets	24,824,099

	Chemicals – 1.6%

13,380	AdvanSix Inc, (3)	157,081
16,669	Chemours Co	255,869
52,881	Corteva Inc	1,416,682
53,214	Dow Inc	2,169,003
79,715	DuPont de Nemours Inc	4,235,258
57,446	Eastman Chemical Co	4,000,539
33,382	Linde PLC	7,080,656
36,183	Olin Corp	415,743
14,399	RPM International Inc	1,080,789
	Total Chemicals	20,811,620

	Commercial Services & Supplies – 0.5%

13,228	Waste Connections Inc	1,240,654
47,435	Waste Management Inc	5,023,841
	Total Commercial Services & Supplies	6,264,495

	Communications Equipment – 1.2%

13,699	Ciena Corp, (3)	741,938
296,535	Cisco Systems Inc	13,830,392
5,140	Lumentum Holdings Inc, (3)	418,550
27,916	Viavi Solutions Inc, (3)	355,650
	Total Communications Equipment	15,346,530

	Consumer Finance – 0.4%

50,167	Discover Financial Services	2,512,865
98,887	SLM Corp	695,176
111,921	Synchrony Financial	2,480,169
	Total Consumer Finance	5,688,210

	Containers & Packaging – 0.4%

13,574	Avery Dennison Corp	1,548,658
22,123	Crown Holdings Inc, (3)	1,440,871
15,364	Packaging Corp of America	1,533,327
18,945	Sonoco Products Co	990,634
	Total Containers & Packaging	5,513,490

	Diversified Financial Services – 1.8%

105,638	Berkshire Hathaway Inc, Class B, (3)	18,857,440
53,398	Jefferies Financial Group Inc	830,339

Shares	Description (1)	Value

	Diversified Financial Services (continued)

59,639	Voya Financial Inc	$2,782,159
	Total Diversified Financial Services	22,469,938

	Diversified Telecommunication Services – 1.9%

402,841	AT&T Inc	12,177,883
228,346	Verizon Communications Inc	12,588,715
	Total Diversified Telecommunication Services	24,766,598

	Electric Utilities – 1.8%

136,982	Duke Energy Corp	10,943,492
49,088	Entergy Corp	4,604,945
61,129	Evergy Inc	3,624,338
52,512	OGE Energy Corp	1,594,264
29,198	Pinnacle West Capital Corp	2,139,922
	Total Electric Utilities	22,906,961

	Electrical Equipment – 0.6%

64,438	Emerson Electric Co	3,997,089
8,860	Hubbell Inc	1,110,690
13,511	Rockwell Automation Inc	2,877,843
	Total Electrical Equipment	7,985,622

	Electronic Equipment, Instruments & Components – 0.4%

20,728	CDW Corp	2,408,179
86,143	Corning Inc	2,231,104
	Total Electronic Equipment, Instruments & Components	4,639,283

	Energy Equipment & Services – 0.3%

80,854	Halliburton Co	1,049,485
134,181	Schlumberger Ltd	2,467,589
	Total Energy Equipment & Services	3,517,074

	Entertainment – 2.0%

46,851	Activision Blizzard Inc	3,555,991
23,833	Netflix Inc, (3)	10,844,968
1,607	Roku Inc, (3)	187,264
99,744	Walt Disney Co	11,122,453
	Total Entertainment	25,710,676

	Equity Real Estate Investment Trust – 2.4%

97,035	American Homes 4 Rent, Class A	2,610,241
73,515	Apartment Investment and Management Co, Class A	2,767,105
123,846	Brandywine Realty Trust	1,348,683
81,089	CubeSmart	2,188,592
51,595	Equity Commonwealth	1,661,359
84,268	Healthcare Realty Trust Inc	2,468,210
88,255	Invitation Homes Inc	2,429,660
19,823	Lexington Realty Trust	209,133
72,585	Prologis Inc	6,774,358
51,162	Sabra Health Care REIT Inc	738,268
15,931	Sun Communities Inc	2,161,518
21,307	Ventas Inc	780,262
42,955	Welltower Inc	2,222,921
125,241	Weyerhaeuser Co	2,812,913
	Total Equity Real Estate Investment Trust	31,173,223

	Food & Staples Retailing – 1.7%

3,640	Casey’s General Stores Inc	544,253
32,746	Costco Wholesale Corp	9,928,915
55,722	Kroger Co	1,886,190
15,913	US Foods Holding Corp, (3)	313,804

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Shares	Description (1)	Value

	Food & Staples Retailing (continued)

80,123	Walmart Inc	$9,597,133
	Total Food & Staples Retailing	22,270,295

	Food Products – 0.7%

19,945	Lamb Weston Holdings Inc	1,275,084
132,012	Mondelez International Inc, Class A	6,749,773
12,100	Post Holdings Inc, (3)	1,060,202
	Total Food Products	9,085,059

	Gas Utilities – 0.2%

30,465	Atmos Energy Corp	3,033,705
2,933	National Fuel Gas Co	122,980
	Total Gas Utilities	3,156,685

	Health Care Equipment & Supplies – 3.5%

119,195	Abbott Laboratories	10,897,999
19,198	Alcon Inc, (3)	1,100,429
7,646	Avanos Medical Inc, (3)	224,716
49,755	Baxter International Inc	4,283,906
166,239	Boston Scientific Corp, (3)	5,836,651
12,930	Hill-Rom Holdings Inc	1,419,455
52,566	Hologic Inc, (3)	2,996,262
12,607	IDEXX Laboratories Inc, (3)	4,162,327
10,914	Intuitive Surgical Inc, (3)	6,219,125
91,175	Medtronic PLC	8,360,748
	Total Health Care Equipment & Supplies	45,501,618

	Health Care Providers & Services – 2.8%

16,199	Anthem Inc	4,260,013
40,790	Centene Corp, (3)	2,592,205
31,579	Cigna Corp	5,925,799
8,265	Covetrus Inc, (3)	147,861
85,692	CVS Health Corp	5,567,409
20,595	HCA Healthcare Inc	1,998,951
50,660	UnitedHealth Group Inc	14,942,167
	Total Health Care Providers & Services	35,434,405

	Health Care Technology – 0.1%

6,150	Veeva Systems Inc, (3)	1,441,683

	Hotels, Restaurants & Leisure – 1.4%

1,826	Domino’s Pizza Inc	674,597
33,747	Dunkin’ Brands Group Inc	2,201,317
33,299	Marriott International Inc, Class A	2,854,723
54,028	McDonald’s Corp	9,966,545
16,077	Restaurant Brands International Inc	878,287
17,028	Wynn Resorts Ltd	1,268,416
	Total Hotels, Restaurants & Leisure	17,843,885

	Household Durables – 0.5%

20,159	Garmin Ltd	1,965,502
32,967	KB Home	1,011,428
60,892	Newell Brands Inc	966,965
8,123	TopBuild Corp, (3)	924,154
10,026	Whirlpool Corp	1,298,668
	Total Household Durables	6,166,717

	Household Products – 2.1%

99,150	Colgate-Palmolive Co	7,263,729
168,391	Procter & Gamble Co	20,134,512

Shares	Description (1)	Value

	Household Products (continued)

1,338	Spectrum Brands Holdings Inc	$61,414
	Total Household Products	27,459,655

	Industrial Conglomerates – 1.4%

38,682	3M Co	6,034,005
547,039	General Electric Co	3,736,276
59,111	Honeywell International Inc	8,546,860
	Total Industrial Conglomerates	18,317,141

	Insurance – 2.0%

2,535	Alleghany Corp	1,239,970
49,044	Allstate Corp	4,756,778
49,370	Arthur J Gallagher & Co	4,813,081
37,130	CNO Financial Group Inc	578,114
23,577	Fidelity National Financial Inc	722,871
32,421	Genworth Financial Inc, Class A, (3)	74,892
38,545	Hartford Financial Services Group Inc	1,485,910
4,703	Kemper Corp	341,062
36,418	Lincoln National Corp	1,339,818
58,537	Loews Corp	2,007,234
7,573	RenaissanceRe Holdings Ltd	1,295,210
35,640	Travelers Cos Inc	4,064,742
48,100	W R Berkley Corp	2,755,649
	Total Insurance	25,475,331

	Interactive Media & Services – 5.7%

17,158	Alphabet Inc, Class A (3)	24,330,902
13,564	Alphabet Inc, Class B (3)	19,174,206
132,220	Facebook Inc, Class A (3)	30,023,195
	Total Interactive Media & Services	73,528,303

	Internet & Direct Marketing Retail – 4.9%

20,942	Amazon.com Inc, (3)	57,775,208
2,808	Booking Holdings Inc, (3)	4,471,291
13,807	JD.com Inc, ADR (3)	830,905
	Total Internet & Direct Marketing Retail	63,077,404

	IT Services – 5.5%

24,108	Akamai Technologies Inc, (3)	2,581,726
46,162	Automatic Data Processing Inc	6,873,060
16,990	Black Knight Inc, (3)	1,232,794
48,062	Fidelity National Information Services Inc	6,444,634
58,770	Mastercard Inc, Class A	17,378,289
68,770	PayPal Holdings Inc, (3)	11,981,797
808	Shopify Inc, (3)	766,954
3,537	Twilio Inc, Class A (3)	776,088
17,828	VeriSign Inc, (3)	3,687,365
96,311	Visa Inc, Class A	18,604,396
	Total IT Services	70,327,103

	Leisure Products – 0.1%

25,861	Mattel Inc, (3)	250,076
6,048	Polaris Inc	559,742
	Total Leisure Products	809,818

	Life Sciences Tools & Services – 1.1%

10,876	Illumina Inc, (3)	4,027,927
26,382	Thermo Fisher Scientific Inc	9,559,254
	Total Life Sciences Tools & Services	13,587,181

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Shares	Description (1)	Value

	Machinery – 1.3%

39,124	Caterpillar Inc	$4,949,186
53,690	Graco Inc	2,576,583
39,784	Otis Worldwide Corp	2,262,118
19,491	Parker-Hannifin Corp	3,572,116
16,044	Stanley Black & Decker Inc	2,236,213
10,383	Timken Co	472,323
4,597	Woodward Inc	356,497
	Total Machinery	16,425,036

	Media – 1.1%

260,291	Comcast Corp, Class A	10,146,143
25,183	New York Times Co, Class A	1,058,441
79,467	News Corp, Class A	942,479
41,813	Omnicom Group Inc	2,282,990
	Total Media	14,430,053

	Metals & Mining – 0.4%

15,614	Arconic Corp, (3)	217,503
13,907	Barrick Gold Corp	374,655
55,044	Newmont Corp	3,398,416
38,277	Nucor Corp	1,585,051
	Total Metals & Mining	5,575,625

	Mortgage Real Estate Investment Trust – 0.0%

26,802	Annaly Capital Management Inc	175,821

	Multiline Retail – 0.4%

25,320	Macy’s Inc	174,202
16,563	Nordstrom Inc	256,561
35,449	Target Corp	4,251,398
	Total Multiline Retail	4,682,161

	Multi-Utilities – 1.0%

59,539	Ameren Corp	4,189,164
17,519	NorthWestern Corp	955,136
60,957	Public Service Enterprise Group Inc	2,996,646
49,765	WEC Energy Group Inc	4,361,902
	Total Multi-Utilities	12,502,848

	Oil, Gas & Consumable Fuels – 2.5%

34,337	Cenovus Energy Inc	160,354
18,536	Cheniere Energy Inc, (3)	895,660
102,809	Chevron Corp	9,173,647
18,691	CNX Resources Corp, (3)	161,677
81,811	ConocoPhillips	3,437,698
18,701	Continental Resources Inc	327,829
234,625	Exxon Mobil Corp	10,492,430
32,046	Hess Corp	1,660,303
42,055	Marathon Petroleum Corp	1,572,016
17,934	Ovintiv Inc	171,270
33,181	Phillips 66	2,385,714
26,407	Suncor Energy Inc	445,222
27,570	Valero Energy Corp	1,621,667
	Total Oil, Gas & Consumable Fuels	32,505,487

	Pharmaceuticals – 4.8%

142,852	Bristol-Myers Squibb Co	8,399,698
51,917	Eli Lilly and Co	8,523,733
158,366	Johnson & Johnson	22,271,011
135,529	Merck & Co Inc	10,480,457
349,586	Pfizer Inc	11,431,462
	Total Pharmaceuticals	61,106,361

Shares	Description (1)	Value

	Professional Services – 0.4%

2,577	CoStar Group Inc, (3)	$1,831,397
9,803	ManpowerGroup Inc	673,956
25,509	TransUnion	2,220,303
	Total Professional Services	4,725,656

	Road & Rail – 0.9%

8,512	Canadian Pacific Railway Ltd	2,173,454
4,425	Lyft Inc, Class A (3)	146,069
30,044	Norfolk Southern Corp	5,274,825
19,748	Old Dominion Freight Line Inc	3,349,064
14,397	Uber Technologies Inc, (3)	447,459
	Total Road & Rail	11,390,871

	Semiconductors & Semiconductor Equipment – 4.8%

72,738	Advanced Micro Devices Inc, (3)	3,826,746
81,004	Applied Materials Inc	4,896,692
24,355	Broadcom Inc	7,686,682
233,743	Intel Corp	13,984,844
12,579	Lam Research Corp	4,068,803
30,694	Marvell Technology Group Ltd	1,076,132
80,261	Micron Technology Inc, (3)	4,135,047
35,196	NVIDIA Corp	13,371,312
5,962	NXP Semiconductors NV	679,906
673	ON Semiconductor Corp, (3)	13,339
84,082	QUALCOMM Inc	7,669,119
	Total Semiconductors & Semiconductor Equipment	61,408,622

	Software – 9.5%

31,621	Adobe Inc, (3)	13,764,937
18,116	Autodesk Inc, (3)	4,333,166
552	CDK Global Inc	22,864
10,744	Check Point Software Technologies Ltd, (3)	1,154,228
384,441	Microsoft Corp	78,237,588
138,264	Oracle Corp	7,641,851
3,531	Palo Alto Networks Inc, (3)	810,965
53,766	salesforce.com Inc, (3)	10,071,985
12,353	ServiceNow Inc, (3)	5,003,706
1,277	Zoom Video Communications Inc, Class A (3)	323,771
	Total Software	121,365,061

	Specialty Retail – 2.9%

8,358	American Eagle Outfitters Inc	91,102
27,950	Best Buy Co Inc	2,439,196
4,047	Burlington Stores Inc, (3)	796,976
21,763	CarMax Inc, (3)	1,948,876
3,114	Five Below Inc, (3)	332,918
61,386	Home Depot Inc	15,377,807
65,156	Lowe’s Cos Inc	8,803,879
23,778	Ross Stores Inc	2,026,837
96,004	TJX Cos Inc	4,853,962
	Total Specialty Retail	36,671,553

	Technology Hardware, Storage & Peripherals – 6.6%

228,113	Apple Inc	83,215,622
6,851	Dell Technologies Inc, Class C (3)	376,394
18,578	NetApp Inc	824,306
	Total Technology Hardware, Storage & Peripherals	84,416,322

	Textiles, Apparel & Luxury Goods – 0.4%

6,689	Kontoor Brands Inc	119,131
5,239	Lululemon Athletica Inc, (3)	1,634,620

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Shares	Description (1)			Value

	Textiles, Apparel & Luxury Goods (continued)

45,834	VF Corp			$2,793,124
	Total Textiles, Apparel & Luxury Goods			4,546,875

	Thrifts & Mortgage Finance – 0.0%

48,313	MGIC Investment Corp			395,684

	Tobacco – 1.1%

153,069	Altria Group Inc			6,007,958
29,443	British American Tobacco PLC			1,142,977
93,721	Philip Morris International Inc			6,566,094
	Total Tobacco			13,717,029

	Trading Companies & Distributors – 0.1%

40,519	HD Supply Holdings Inc, (3)			1,403,983
	Total Long-Term Investments (cost $591,537,113)			1,277,181,227

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 5.1%

	REPURCHASE AGREEMENTS – 5.1%

$65,503	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/20, repurchase price $65,503,311, collateralized by $57,017,700, U.S. Treasury Notes, 0.625%, due 1/15/26, value $66,813,449	0.000%	7/01/20	$65,503,311
	Total Short-Term Investments (cost $65,503,311)			65,503,311
	Total Investments (cost $657,040,424) – 104.7%			1,342,684,538
	Other Assets Less Liabilities – (4.7)% (4)			(59,841,831)
	Net Assets – 100%			$1,282,842,707

Investments in Derivatives

Options Written

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
S&P 500® Index	Call	(453)	$(137,032,500)	$3,025	7/17/20	$(4,998,855)
S&P 500® Index	Call	(453)	(138,165,000)	3,050	7/17/20	(4,176,660)
S&P 500® Index	Call	(453)	(139,297,500)	3,075	7/17/20	(3,411,090)
S&P 500® Index	Call	(454)	(140,740,000)	3,100	7/17/20	(2,712,650)
S&P 500® Index	Call	(453)	(146,092,500)	3,225	7/31/20	(1,186,860)
S&P 500® Index	Call	(454)	(141,875,000)	3,125	8/21/20	(4,269,870)
S&P 500® Index	Call	(454)	(143,010,000)	3,150	8/21/20	(3,645,620)
S&P 500® Index	Call	(451)	(148,830,000)	3,300	8/21/20	(1,062,105)
S&P 500® Index	Call	(453)	(144,960,000)	3,200	8/21/20	(2,536,800)
Total Options Written (premiums received $38,420,215)		(4,078)	$(1,280,002,500)			$(28,000,510)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	The Fund may designate up to 100% of its common stock investments to cover outstanding options written.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as resented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as resented on the Statement of Assets and Liabilities.

(5)	Exchange-traded, unless otherwise noted.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

REIT	Real Estate Investment Trust.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund Portfolio of Investments June 30, 2020
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.5%

	COMMON STOCKS – 100.5%

	Aerospace & Defense – 6.5%

145,000	Boeing Co, (2), (3)	$26,578,500
145,000	Raytheon Technologies Corp, (3)	8,934,900
	Total Aerospace & Defense	35,513,400

	Banks – 2.5%

145,000	JPMorgan Chase & Co	13,638,700

	Beverages – 1.2%

145,000	Coca-Cola Co	6,478,600

	Capital Markets – 5.3%

145,000	Goldman Sachs Group Inc, (3)	28,654,900

	Chemicals – 1.1%

145,000	Dow Inc	5,910,200

	Communications Equipment – 1.2%

145,000	Cisco Systems Inc	6,762,800

	Consumer Finance – 2.5%

145,000	American Express Co, (3)	13,804,000

	Diversified Telecommunication Services – 1.5%

145,000	Verizon Communications Inc, (3)	7,993,850

	Entertainment – 3.0%

145,000	Walt Disney Co, (2), (3)	16,168,950

	Food & Staples Retailing – 4.3%

145,000	Walgreens Boots Alliance Inc	6,146,550
145,000	Walmart Inc, (3)	17,368,100
	Total Food & Staples Retailing	23,514,650

	Health Care Providers & Services – 7.9%

145,000	UnitedHealth Group Inc, (3)	42,767,750

	Hotels, Restaurants & Leisure – 4.9%

145,000	McDonald’s Corp, (3)	26,748,150

	Household Products – 3.2%

145,000	Procter & Gamble Co, (3)	17,337,650

	Industrial Conglomerates – 4.2%

145,000	3M Co, (3)	22,618,550

	Insurance – 3.1%

145,000	Travelers Cos Inc, (3)	16,537,250

	IT Services – 8.4%

145,000	International Business Machines Corp, (3)	17,511,650

Shares	Description (1)			Value

	IT Services (continued)

145,000	Visa Inc, Class A, (3)			$28,009,650
	Total IT Services			45,521,300

	Machinery – 3.4%

145,000	Caterpillar Inc			18,342,500

	Oil, Gas & Consumable Fuels – 3.6%

145,000	Chevron Corp, (3)			12,938,350
145,000	Exxon Mobil Corp			6,484,400
	Total Oil, Gas & Consumable Fuels			19,422,750

	Pharmaceuticals – 6.7%

145,000	Johnson & Johnson			20,391,350
145,000	Merck & Co Inc			11,212,850
145,000	Pfizer Inc, (3)			4,741,500
	Total Pharmaceuticals			36,345,700

	Semiconductors & Semiconductor Equipment – 1.6%

145,000	Intel Corp			8,675,350

	Software – 5.4%

145,000	Microsoft Corp			29,508,950

	Specialty Retail – 6.7%

145,000	Home Depot Inc			36,323,950

	Technology Hardware, Storage & Peripherals – 9.7%

145,000	Apple Inc, (3)			52,896,000

	Textiles, Apparel & Luxury Goods – 2.6%

145,000	NIKE Inc, Class A			14,217,250
	Total Long-Term Investments (cost $241,110,540)			545,703,150

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.0%

	REPURCHASE AGREEMENTS – 0.0%

$188	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/20, repurchase price $188,323, collateralized by $170,900, U.S. Treasury Notes, 2.625%, due 12/31/25, value $192,156	0.000%	7/01/20	$188,323
	Total Short-Term Investments (cost $188,323)			188,323
	Total Investments (cost $241,298,863) – 100.5%			545,891,473
	Other Assets Less Liabilities – (0.5)% (4)			(2,875,357)
	Net Assets – 100%			$543,016,116

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Investments in Derivatives

Options Purchased

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
Merck + Co Inc	Call	100	$825,000	$82.5	7/17/20	$2,150
Pfizer Inc	Call	100	350,000	35.0	7/17/20	1,850
Total Options Purchased (premiums paid $11,602)		200	$1,175,000			$4,000

Options Written

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
S&P 500® Index	Put	(55)	$(14,850,000)	$2,700	7/17/20	$(33,000)
S&P 500® Index	Call	(975)	(305,662,500)	3,135	7/17/20	(3,978,000)
Total Options Written (premiums received $7,608,172)		(1,030)	$(320,512,500)			$(4,011,000)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, has been pledged to collateralized the net payment obligations for investments in derivatives.

(4)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(5)	Exchange-traded, unless otherwise noted.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

See accompanying notes to financial statements.

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund Portfolio of Investments June 30, 2020
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.5%

	COMMON STOCKS – 100.5%

	Aerospace & Defense – 1.9%

7,744	Boeing Co, (2)	$1,419,475
10,748	Carrier Global Corp, (2)	238,821
3,921	Lockheed Martin Corp	1,430,851
23,937	Raytheon Technologies Corp	1,474,998
	Total Aerospace & Defense	4,564,145

	Air Freight & Logistics – 0.6%

13,373	United Parcel Service Inc, Class B	1,486,810

	Airlines – 0.2%

7,923	Alaska Air Group Inc, (2)	287,288
6,558	JetBlue Airways Corp, (2)	71,482
	Total Airlines	358,770

	Auto Components – 0.1%

7,012	Cooper Tire & Rubber Co	193,601

	Automobiles – 0.2%

70,870	Ford Motor Co, (2), (3)	430,890

	Banks – 4.6%

107,486	Bank of America Corp, (3)	2,552,793
27,326	Citigroup Inc	1,396,359
11,203	Comerica Inc	426,834
11,385	Fifth Third Bancorp	219,503
43,724	Huntington Bancshares Inc/OH, (3)	395,046
40,080	JPMorgan Chase & Co	3,769,925
29,969	Regions Financial Corp	333,255
28,601	US Bancorp	1,053,089
38,257	Wells Fargo & Co	979,379
	Total Banks	11,126,183

	Beverages – 2.3%

6,192	Brown-Forman Corp, Class B	394,183
51,740	Coca-Cola Co, (3)	2,311,743
21,860	PepsiCo Inc	2,891,204
	Total Beverages	5,597,130

	Biotechnology – 1.8%

20,295	AbbVie Inc, (3)	1,992,563
10,022	Amgen Inc	2,363,789
	Total Biotechnology	4,356,352

	Capital Markets – 2.8%

20,949	Charles Schwab Corp	706,819
6,924	CME Group Inc	1,125,427
14,208	Federated Hermes Inc	336,730
6,744	Goldman Sachs Group Inc	1,332,749
12,113	Intercontinental Exchange Inc	1,109,551
26,689	Morgan Stanley	1,289,079
7,127	T Rowe Price Group Inc	880,184
	Total Capital Markets	6,780,539

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Shares	Description (1)	Value

	Chemicals – 1.8%

10,836	Corteva Inc	$290,296
10,837	Dow Inc	441,716
10,837	DuPont de Nemours Inc	575,770
7,833	Eastman Chemical Co	545,490
6,378	Ecolab Inc	1,268,903
7,286	Olin Corp	83,716
1,937	Sherwin-Williams Co	1,119,296
	Total Chemicals	4,325,187

	Communications Equipment – 1.8%

65,585	Cisco Systems Inc, (3)	3,058,885
1,729	F5 Networks Inc, (2)	241,161
7,286	Motorola Solutions Inc	1,020,987
	Total Communications Equipment	4,321,033

	Consumer Finance – 0.5%

13,662	American Express Co	1,300,622

	Containers & Packaging – 0.5%

8,107	Avery Dennison Corp	924,928
8,835	International Paper Co	311,080
	Total Containers & Packaging	1,236,008

	Diversified Financial Services – 1.2%

16,034	Berkshire Hathaway Inc, Class B, (2)	2,862,229

	Diversified Telecommunication Services – 1.7%

67,133	AT&T Inc, (3)	2,029,431
39,169	Verizon Communications Inc, (3)	2,159,387
	Total Diversified Telecommunication Services	4,188,818

	Electric Utilities – 0.6%

13,297	Duke Energy Corp	1,062,297
2,549	IDACORP Inc	222,706
5,647	PNM Resources Inc	217,071
	Total Electric Utilities	1,502,074

	Electrical Equipment – 1.0%

5,829	Eaton Corp PLC	509,921
8,927	Emerson Electric Co	553,742
8,378	nVent Electric PLC	156,920
6,015	Rockwell Automation Inc	1,281,195
	Total Electrical Equipment	2,501,778

	Electronic Equipment, Instruments & Components – 0.3%

31,607	Corning Inc, (3)	818,621

	Energy Equipment & Services – 0.1%

16,030	Schlumberger Ltd	294,792
3,707	Valaris plc, (2)	2,416
	Total Energy Equipment & Services	297,208

	Entertainment – 2.2%

6,011	Electronic Arts Inc, (2)	793,753
5,558	Netflix Inc, (2)	2,529,112
17,760	Walt Disney Co, (2)	1,980,418
	Total Entertainment	5,303,283

	Equity Real Estate Investment Trust – 0.7%

4,007	Corporate Office Properties Trust	101,537
1,729	CyrusOne Inc	125,785

Shares	Description (1)	Value

	Equity Real Estate Investment Trust (continued)

4,007	Douglas Emmett Inc	$122,855
2,548	EPR Properties	84,415
4,463	Healthcare Realty Trust Inc	130,721
3,188	JBG SMITH Properties	94,269
1,455	Life Storage Inc	138,152
3,371	National Retail Properties Inc	119,603
3,188	Prologis Inc	297,536
12,113	Sabra Health Care REIT Inc	174,791
8,653	Tanger Factory Outlet Centers Inc	61,696
3,005	Taubman Centers Inc	113,469
5,465	Urban Edge Properties	64,870
17,241	Washington Prime Group Inc	14,496
7,833	Weingarten Realty Investors	148,279
	Total Equity Real Estate Investment Trust	1,792,474

	Food & Staples Retailing – 0.7%

13,662	Walmart Inc	1,636,434

	Food Products – 0.4%

12,387	Archer-Daniels-Midland Co	494,241
15,667	Conagra Brands Inc	551,009
	Total Food Products	1,045,250

	Health Care Equipment & Supplies – 2.8%

24,047	Abbott Laboratories	2,198,617
36,435	Boston Scientific Corp, (2), (3)	1,279,233
2,189	Intuitive Surgical Inc, (2)	1,247,358
22,225	Medtronic PLC	2,038,033
	Total Health Care Equipment & Supplies	6,763,241

	Health Care Providers & Services – 3.5%

1,388	Acadia Healthcare Co Inc, (2)	34,867
4,100	Anthem Inc	1,078,218
14,028	CVS Health Corp	911,399
2,553	Humana Inc	989,926
6,192	Laboratory Corp of America Holdings, (2)	1,028,553
4,279	McKesson Corp	656,484
3,057	Tenet Healthcare Corp, (2)	55,362
12,300	UnitedHealth Group Inc	3,627,885
	Total Health Care Providers & Services	8,382,694

	Hotels, Restaurants & Leisure – 1.8%

3,551	Darden Restaurants Inc, (2)	269,059
12,756	McDonald’s Corp	2,353,099
23,681	Starbucks Corp	1,742,685
	Total Hotels, Restaurants & Leisure	4,364,843

	Household Durables – 0.3%

6,557	KB Home	201,169
1,001	Tempur Sealy International Inc, (2)	72,022
3,643	Whirlpool Corp	471,878
	Total Household Durables	745,069

	Household Products – 2.2%

15,211	Colgate-Palmolive Co	1,114,358
8,653	Kimberly-Clark Corp	1,223,101
24,866	Procter & Gamble Co	2,973,228
	Total Household Products	5,310,687

	Industrial Conglomerates – 1.5%

9,198	3M Co	1,434,796
82,165	General Electric Co, (3)	561,187
11,839	Honeywell International Inc	1,711,801
	Total Industrial Conglomerates	3,707,784

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Shares	Description (1)	Value

	Insurance – 2.2%

13,662	Arthur J Gallagher & Co	$1,331,908
7,559	Fidelity National Financial Inc	231,759
15,393	Marsh & McLennan Cos Inc	1,652,747
13,297	MetLife Inc	485,607
9,017	Prudential Financial Inc	549,135
1,511	Reinsurance Group of America Inc	118,523
9,108	Travelers Cos Inc	1,038,767
	Total Insurance	5,408,446

	Interactive Media & Services – 5.9%

2,553	Alphabet Inc, Class A, (2)	3,620,282
3,281	Alphabet Inc, Class C, (2), (3)	4,638,054
25,550	Facebook Inc, Class A, (2)	5,801,638
8,835	Twitter Inc, (2)	263,195
	Total Interactive Media & Services	14,323,169

	Internet & Direct Marketing Retail – 5.4%

3,931	Amazon.com Inc, (2), (3)	10,844,922
704	Booking Holdings Inc, (2)	1,121,007
20,403	eBay Inc	1,070,137
	Total Internet & Direct Marketing Retail	13,036,066

	IT Services – 6.6%

5,465	Akamai Technologies Inc, (2)	585,247
2,276	Black Knight Inc, (2)	165,146
11,386	Fidelity National Information Services Inc	1,526,749
7,650	International Business Machines Corp, (3)	923,890
1,729	Jack Henry & Associates Inc	318,188
14,578	Mastercard Inc	4,310,715
14,755	PayPal Holdings Inc, (2)	2,570,764
4,374	VeriSign Inc, (2)	904,674
24,566	Visa Inc, Class A, (3)	4,745,414
	Total IT Services	16,050,787

	Life Sciences Tools & Services – 1.3%

1,733	Bio-Techne Corp	457,633
7,291	Thermo Fisher Scientific Inc	2,641,821
	Total Life Sciences Tools & Services	3,099,454

	Machinery – 2.5%

11,020	Caterpillar Inc	1,394,030
3,551	Cummins Inc	615,246
6,285	Deere & Co	987,688
8,744	Illinois Tool Works Inc, (3)	1,528,888
5,373	Otis Worldwide Corp	305,509
8,470	Pentair PLC	321,775
2,913	Snap-on Inc	403,480
2,640	Stanley Black & Decker Inc	367,963
444	Westinghouse Air Brake Technologies Corp	25,561
	Total Machinery	5,950,140

	Media – 1.2%

67,408	Comcast Corp, Class A, (3)	2,627,564
7,195	TEGNA Inc	80,152
11,110	ViacomCBS Inc, Class B	259,085
	Total Media	2,966,801

	Metals & Mining – 0.2%

32,882	Freeport-McMoRan Inc, (2)	380,445
2,973	Southern Copper Corp	118,236
	Total Metals & Mining	498,681

Shares	Description (1)	Value

	Multiline Retail – 0.6%

12,659	Target Corp	$1,518,194

	Multi-Utilities – 0.4%

12,113	Consolidated Edison Inc	871,288

	Oil, Gas & Consumable Fuels – 3.1%

21,678	Chevron Corp, (3)	1,934,328
19,311	ConocoPhillips	811,448
9,746	EOG Resources Inc	493,732
39,987	Exxon Mobil Corp, (3)	1,788,219
7,104	Hess Corp	368,058
27,600	Marathon Oil Corp, (2)	168,912
10,200	Marathon Petroleum Corp	381,276
16,942	Occidental Petroleum Corp	310,039
6,285	ONEOK Inc	208,788
8,289	Phillips 66	595,979
8,470	Valero Energy Corp	498,205
6,116	WPX Energy Inc, (2)	39,020
	Total Oil, Gas & Consumable Fuels	7,598,004

	Pharmaceuticals – 4.8%

20,222	Bristol-Myers Squibb Co	1,189,054
13,208	Eli Lilly and Co	2,168,489
1,729	Jazz Pharmaceuticals PLC, (2)	190,778
26,689	Johnson & Johnson, (3)	3,753,274
26,780	Merck & Co Inc	2,070,897
70,230	Pfizer Inc, (3)	2,296,521
	Total Pharmaceuticals	11,669,013

	Real Estate Management & Development – 0.1%

1,638	Jones Lang LaSalle Inc, (2)	169,468

	Road & Rail – 0.9%

1,667	Avis Budget Group Inc, (2)	38,157
12,754	Union Pacific Corp, (3)	2,156,319
	Total Road & Rail	2,194,476

	Semiconductors & Semiconductor Equipment – 5.4%

11,295	Analog Devices Inc	1,385,219
55,202	Intel Corp, (3)	3,302,736
10,838	Microchip Technology Inc	1,141,350
8,199	NVIDIA Corp	3,114,882
20,312	QUALCOMM Inc	1,852,657
17,306	Texas Instruments Inc	2,197,343
	Total Semiconductors & Semiconductor Equipment	12,994,187

	Software – 8.0%

6,194	Autodesk Inc, (2)	1,481,543
5,008	CDK Global Inc	207,431
78,613	Microsoft Corp, (3)	15,998,532
31,425	Oracle Corp, (3)	1,736,860
	Total Software	19,424,366

	Specialty Retail – 3.6%

6,065	Best Buy Co Inc	529,292
5,191	Dick’s Sporting Goods Inc	214,181
16,399	Home Depot Inc, (3)	4,108,113
17,306	Lowe’s Cos Inc	2,338,387
4,370	Tiffany & Co	532,878
19,493	TJX Cos Inc, (2)	985,566
2,594	Urban Outfitters Inc, (2)	39,481
	Total Specialty Retail	8,747,898

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Shares	Description (1)			Value

	Technology Hardware, Storage & Peripherals – 6.5%

43,238	Apple Inc			$15,773,222

	Textiles, Apparel & Luxury Goods – 0.7%

1,297	Kontoor Brands Inc, (2)			23,100
10,201	NIKE Inc, Class B			1,000,208
14,029	Under Armour Inc, Class C, (2)			124,016
9,381	VF Corp, (3)			571,678
	Total Textiles, Apparel & Luxury Goods			1,719,002

	Tobacco – 0.6%

17,306	Altria Group Inc			679,260
12,113	Philip Morris International Inc			848,637
	Total Tobacco			1,527,897

	Trading Companies & Distributors – 0.4%

3,193	WW Grainger Inc			1,003,113
	Total Common Stocks (cost $105,671,832)			243,843,429

Shares	Description			Value

	COMMON STOCK RIGHTS – 0.0%

	Pharmaceuticals – 0.0%

13,500	Bristol-Myers Squibb Co			$48,330
	Total Common Stock Rights (cost $28,755)			48,330
	Total Long-Term Investments (cost $105,700,587)			243,891,759

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.2%

	REPURCHASE AGREEMENTS – 0.2%

$486	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/20, repurchase price $485,827, collateralized by $422,900 U.S. Treasury Notes, 0.625%, due 1/15/26, value $495,555	0.000%	7/01/20	$485,827
	Total Short-Term Investments (cost $485,827)			485,827
	Total Investments (cost $106,186,414) – 100.7%			244,377,586
	Other Assets Less Liabilities – (0.7)% (4)			(1,725,095)
	Net Assets – 100%			$242,652,491

Investments in Derivatives

Options Purchased

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
Merck + Co Inc	Call	50	$412,500	$82.5	7/17/20	$1,075
Pfizer Inc	Call	50	175,000	35.0	7/17/20	925
Total Options Purchased (premiums paid $5,801)		100	$587,500			$2,000

Options Written

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
S&P 500® Index	Put	(25)	$(6,750,000)	$2,700	7/17/20	$(15,000)
S&P 500® Index	Call	(440)	(137,940,000)	$3,135	7/17/20	(1,795,200)
Total Options Written (premiums received $3,433,729)		(465)	$(144,690,000)			$(1,810,200)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, has been pledged to collateralized the net payment obligations for investments in derivatives.

(4)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(5)	Exchange-traded, unless otherwise noted.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund Portfolio of Investments June 30, 2020
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 101.1%

	COMMON STOCKS – 101.1%

	Air Freight & Logistics – 0.0%

2,896	FedEx Corp	$406,077

	Airlines – 0.2%

32,639	Delta Air Lines Inc, (2)	915,524
7,099	Ryanair Holdings PLC	470,948
27,690	Southwest Airlines Co, (2)	946,444
	Total Airlines	2,332,916

	Auto Components – 0.1%

28,008	American Axle & Manufacturing Holdings Inc, (2)	212,861
23,148	Gentex Corp	596,524
4,440	Lear Corp, (2)	484,049
	Total Auto Components	1,293,434

	Automobiles – 0.0%

51,765	Ford Motor Co, (2)	314,731

	Banks – 0.1%

5,265	JPMorgan Chase & Co	495,226

	Beverages – 0.8%

24,003	Brown-Forman Corp, Class B	1,528,031
95,731	Monster Beverage Corp, (2)	6,636,073
	Total Beverages	8,164,104

	Biotechnology – 7.0%

8,740	Agios Pharmaceuticals Inc, (2)	467,415
14,795	Alkermes PLC, (2)	287,097
115,804	Amgen Inc, (3)	27,313,532
29,864	Biogen Inc, (2)	7,990,113
212,245	Gilead Sciences Inc, (3)	16,330,130
65,227	ImmunoGen Inc, (2)	300,044
11,093	Ionis Pharmaceuticals Inc, (2)	654,043
13,511	Myriad Genetics Inc, (2)	153,215
18,529	Regeneron Pharmaceuticals Inc, (2)	11,555,611
12,821	Seattle Genetics Inc, (2)	2,178,544
3,808	United Therapeutics Corp, (2)	460,768
	Total Biotechnology	67,690,512

	Capital Markets – 0.6%

10,425	Moody’s Corp	2,864,060
25,767	Morgan Stanley	1,244,546
12,243	SEI Investments Co	673,120
7,690	T Rowe Price Group Inc	949,715
	Total Capital Markets	5,731,441

	Chemicals – 0.3%

6,204	Ecolab Inc	1,234,286
3,175	Sherwin-Williams Co	1,834,674
	Total Chemicals	3,068,960

Shares	Description (1)	Value

	Commercial Services & Supplies – 0.4%

10,872	Copart Inc, (2)	$905,311
8,008	IAA Inc, (2)	308,869
8,008	KAR Auction Services Inc, (2)	110,190
15,793	Tetra Tech Inc	1,249,542
7,562	Waste Connections Inc	709,240
9,915	Waste Management Inc	1,050,098
	Total Commercial Services & Supplies	4,333,250

	Communications Equipment – 3.3%

670,000	Cisco Systems Inc, (3)	31,248,800
5,262	F5 Networks Inc, (2)	733,944
	Total Communications Equipment	31,982,744

	Containers & Packaging – 0.1%

4,212	Ball Corp	292,692
10,528	International Paper Co	370,691
	Total Containers & Packaging	663,383

	Distributors – 0.3%

3,632	Genuine Parts Co	315,839
8,210	Pool Corp	2,232,052
	Total Distributors	2,547,891

	Diversified Consumer Services – 0.2%

45,483	Service Corp International/US	1,768,834

	Electrical Equipment – 0.2%

9,896	Rockwell Automation Inc	2,107,848

	Electronic Equipment, Instruments & Components – 0.4%

12,790	Amphenol Corp, Class A	1,225,410
3,870	Arrow Electronics Inc, (2)	265,830
6,276	Avnet Inc	175,006
31,913	Corning Inc	826,547
8,100	Keysight Technologies Inc, (2)	816,318
14,485	National Instruments Corp	560,715
	Total Electronic Equipment, Instruments & Components	3,869,826

	Energy Equipment & Services – 0.0%

685	Nabors Industries Ltd, (2)	25,358
39,272	Transocean Ltd, (2)	71,868
	Total Energy Equipment & Services	97,226

	Entertainment – 0.0%

10,213	Cinemark Holdings Inc, (2)	117,960

	Equity Real Estate Investment Trust – 0.3%

19,395	Apartment Investment and Management Co	730,028
57,484	CubeSmart	1,551,493
3,390	Retail Value Inc	41,900
31,377	SITE Centers Corp	254,154
	Total Equity Real Estate Investment Trust	2,577,575

	Food & Staples Retailing – 0.3%

4,001	Casey’s General Stores Inc	598,230
26,637	Kroger Co	901,662
9,160	Sysco Corp	500,686
21,374	US Foods Holding Corp, (2)	421,495
	Total Food & Staples Retailing	2,422,073

	Food Products – 0.1%

16,004	Conagra Brands Inc	562,861

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Shares	Description (1)	Value

	Food Products (continued)

5,580	Hain Celestial Group Inc, (2)	$175,826
11,581	Pilgrim’s Pride Corp, (2)	195,603
4,002	Post Holdings Inc, (2)	350,655
	Total Food Products	1,284,945

	Health Care Equipment & Supplies – 1.4%

72,225	Abbott Laboratories, (3)	6,603,532
3,843	Becton Dickinson and Co, (3)	919,515
16,846	Danaher Corp	2,978,878
8,881	Hill-Rom Holdings Inc	974,956
3,909	Stryker Corp, (3)	704,363
11,687	Zimmer Biomet Holdings Inc, (3)	1,394,960
	Total Health Care Equipment & Supplies	13,576,204

	Health Care Providers & Services – 0.1%

4,308	McKesson Corp, (3)	660,933
8,366	Universal Health Services Inc, (2)	777,118
	Total Health Care Providers & Services	1,438,051

	Hotels, Restaurants & Leisure – 0.3%

21,808	Carnival Corp, (2)	358,087
10,528	Darden Restaurants Inc, (2)	797,707
30,743	Restaurant Brands International Inc	1,679,490
	Total Hotels, Restaurants & Leisure	2,835,284

	Household Durables – 0.1%

43,730	KB Home	1,341,636

	Industrial Conglomerates – 0.1%

6,042	Honeywell International Inc	873,613

	Insurance – 0.2%

24,898	Fidelity National Financial Inc	763,373
12,635	Globe Life Inc	937,896
	Total Insurance	1,701,269

	Interactive Media & Services – 14.5%

31,000	Alphabet Inc, Class A, (2), (3)	43,959,550
32,000	Alphabet Inc, Class C, (2), (3)	45,235,520
45,270	Baidu Inc, (2), (3)	5,427,420
170,000	Facebook Inc, Class A, (2)	38,601,900
18,530	IAC/interactivecorp, (2)	5,992,602
31,584	Twitter Inc, (2)	940,888
	Total Interactive Media & Services	140,157,880

	Internet & Direct Marketing Retail – 14.6%

42,000	Amazon.com Inc, (2)	115,870,440
8,950	Booking Holdings Inc, (2)	14,251,443
221,092	eBay Inc, (3)	11,596,275
	Total Internet & Direct Marketing Retail	141,718,158

	IT Services – 5.6%

7,635	Black Knight Inc, (2)	553,996
12,993	DXC Technology Co, (2)	214,384
24,995	Fidelity National Information Services Inc	3,351,580
20,170	Genpact Ltd	736,608
24,497	Global Payments Inc	4,155,181
62,009	Infosys Ltd	599,007
47,376	Jack Henry & Associates Inc	8,718,605
5,212	Leidos Holdings Inc	488,208
200,000	PayPal Holdings Inc, (2)	34,846,000
6,498	Perspecta Inc	150,949
	Total IT Services	53,814,518

Shares	Description (1)	Value

	Life Sciences Tools & Services – 0.6%

61,064	Agilent Technologies Inc	$5,396,226
5,019	Charles River Laboratories International Inc, (2)	875,062
	Total Life Sciences Tools & Services	6,271,288

	Machinery – 0.2%

10,028	Caterpillar Inc	1,268,542
8,396	Fortive Corp	568,073
	Total Machinery	1,836,615

	Media – 3.2%

5,160	AMC Networks Inc, (2)	120,692
714,120	Comcast Corp, Class A, (3)	27,836,398
83,840	News Corp, Class A	994,342
69,579	News Corp, Class B	831,469
20,215	ViacomCBS Inc, Class B	471,414
7,198	WPP PLC	281,658
	Total Media	30,535,973

	Multiline Retail – 0.2%

67,075	JC Penney Co Inc, (2)	22,460
7,265	Kohl’s Corp, (2)	150,894
10,635	Target Corp	1,275,456
	Total Multiline Retail	1,448,810

	Oil, Gas & Consumable Fuels – 0.1%

9,160	Continental Resources Inc, (2)	160,575
9,792	Devon Energy Corp	111,041
25,091	Marathon Oil Corp, (2)	153,557
11,899	Noble Energy Inc	106,615
27,061	QEP Resources Inc, (2)	34,909
16,215	Range Resources Corp, (2)	91,290
	Total Oil, Gas & Consumable Fuels	657,987

	Pharmaceuticals – 0.9%

132,340	Bristol-Myers Squibb Co, (3)	7,781,592
6,272	Jazz Pharmaceuticals PLC, (2)	692,052
	Total Pharmaceuticals	8,473,644

	Professional Services – 0.3%

10,853	IHS Markit Ltd	819,402
12,068	ManpowerGroup Inc	829,675
20,634	Robert Half International Inc	1,090,094
	Total Professional Services	2,739,171

	Semiconductors & Semiconductor Equipment – 13.1%

96,860	Analog Devices Inc	11,878,910
289,508	Applied Materials Inc, (3)	17,500,759
600,000	Intel Corp, (3)	35,898,000
86,857	NVIDIA Corp	32,997,843
29,359	ON Semiconductor Corp, (2)	581,895
6,247	Power Integrations Inc	737,958
248,466	QUALCOMM Inc	22,662,584
10,683	Silicon Laboratories Inc, (2)	1,071,184
21,231	Skyworks Solutions Inc	2,714,596
21,056	Taiwan Semiconductor Manufacturing Co Ltd	1,195,349
	Total Semiconductors & Semiconductor Equipment	127,239,078

	Software – 16.1%

18,951	ANSYS Inc, (2)	5,528,575
56,850	Autodesk Inc, (2)	13,597,951
12,546	CDK Global Inc	519,655
5,062	J2 Global Inc, (2), (3)	319,969
645,000	Microsoft Corp, (3)	131,263,950
1,668	MicroStrategy Inc, Class A, (2), (3)	197,308

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Shares	Description (1)			Value

	Software (continued)

23,399	Open Text Corp			$993,990
42,113	Oracle Corp			2,327,586
13,058	PTC Inc, (2)			1,015,782
	Total Software			155,764,766

	Specialty Retail – 0.6%

15,690	Aaron’s Inc			712,326
4,707	Advance Auto Parts Inc			670,512
843	AutoZone Inc, (2)			951,005
17,372	Bed Bath & Beyond Inc, (2)			184,143
21,056	CarMax Inc, (2)			1,885,565
18,467	Dick’s Sporting Goods Inc			761,948
9,792	Foot Locker Inc, (2)			285,535
15,249	Michaels Cos Inc, (2)			107,811
14,740	Sally Beauty Holdings Inc, (2)			184,692
18,741	Urban Outfitters Inc, (2)			285,238
	Total Specialty Retail			6,028,775

	Technology Hardware, Storage & Peripherals – 14.0%

367,000	Apple Inc, (3)			133,881,600
20,051	Hewlett Packard Enterprise Co			195,096
27,986	NetApp Inc			1,241,739
	Total Technology Hardware, Storage & Peripherals			135,318,435

	Textiles, Apparel & Luxury Goods – 0.1%

7,785	PVH Corp, (2)			374,069
4,000	Ralph Lauren Corp, (2)			290,080
18,741	Skechers USA Inc, Class A, (2)			588,093
	Total Textiles, Apparel & Luxury Goods			1,252,242

	Wireless Telecommunication Services – 0.1%

20,261	Telephone and Data Systems Inc			402,789
3,089	T-Mobile US Inc, (2)			321,719
13,699	United States Cellular Corp, (2)			422,888
	Total Wireless Telecommunication Services			1,147,396
	Total Common Stocks (cost $259,295,324)			979,441,749

Shares	Description (1)			Value

	COMMON STOCK RIGHTS – 0.1%

	Pharmaceuticals – 0.1%

137,136	Bristol-Myers Squibb Co			$490,947

	Wireless Telecommunication Services – 0.0%

3,089	T-Mobile US Inc			519
	Total Common Stock Rights (cost $293,243)			491,466
	Total Long-Term Investments (cost $259,588,567)			979,933,215

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.2%

	REPURCHASE AGREEMENTS – 0.2%

$1,878	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/20, repurchase price $1,877,727, collateralized by $1,703,500 U.S. Treasury Notes, 2.625%, due 12/31/25, value $1,915,373	0.000%	7/01/20	$1,877,727
	Total Short-Term Investments (cost $1,877,727)			1,877,727
	Total Investments (cost $261,466,294) – 101.4%			981,810,942
	Other Assets Less Liabilities – (1.4)% (4)			(13,566,776)
	Net Assets – 100%			$968,244,166

Investments in Derivatives

Options Purchased

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
Merck + Co Inc	Call	100	$825,000	$82.5	7/17/20	$2,150
Pfizer Inc	Call	100	350,000	35.0	7/17/20	1,850
Total Options Purchased (premiums paid $11,602)		200	$1,175,000			$4,000

Options Written

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
S&P 500® Index	Put	(95)	$(25,650,000)	$2,700	7/17/20	$(57,000)
Nasdaq 100® Stock Index	Call	(530)	(535,300,000)	10,100	7/17/20	(12,863,100)
Total Options Written (premiums received $14,283,489)		(625)	$(560,950,000)			$(12,920,100)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, has been pledged to collateralized the net payment obligations for investments in derivatives.

(4)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(5)	Exchange-traded, unless otherwise noted.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2020

(Unaudited)

	BXMX	DIAX	SPXX	QQQX
Assets
Long-term investments at value (cost $591,537,113, $241,110,540, $105,700,587 and $259,588,567, respectively)	$1,277,181,227	$545,703,150	$243,891,759	$979,933,215
Short-term investments, at value (cost approximates value)	65,503,311	188,323	485,827	1,877,727
Cash	12,703	—	2,540	8,217
Options purchased, at value (cost $—, $11,602, $5,801 and $11,602, respectively)	—	4,000	2,000	4,000
Receivable for:
Dividends	1,024,411	214,436	200,843	251,463
Investment sold	791,334	11,202,413	4,261,253	15,459,357
Reclaims	—	—	—	329
Other assets	275,834	42,911	45,538	90,864
Total assets	1,344,788,820	557,355,233	248,889,760	997,625,172
Liabilities
Options written, at value (premiums received $38,420,215, $7,608,172, $3,433,729 and $14,283,489, respectively)	28,000,510	4,011,000	1,810,200	12,920,100
Payable for:
Dividends	21,641,213	9,733,546	4,144,701	15,499,437
Investments purchased – regular settlement	10,810,516	—	—	—
Accrued expenses:
Management fees	878,636	387,147	163,850	653,995
Trustees fees	266,896	39,448	41,826	94,340
Other	348,342	167,976	76,692	213,134
Total liabilities	61,946,113	14,339,117	6,237,269	29,381,006
Net Assets applicable to common shares	$1,282,842,707	$543,016,116	$242,652,491	$968,244,166
Common shares outstanding	104,086,837	36,366,913	17,191,758	40,956,675
Net asset value ("NAV") per common share outstanding	$12.32	$14.93	$14.11	$23.64
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$1,040,868	$363,669	$171,918	$409,567
Paid-in-surplus	642,735,481	277,029,573	132,366,379	338,793,545
Total Distributable earnings	639,066,358	265,622,874	110,114,194	629,041,054
Net assets applicable to common shares	$1,282,842,707	$543,016,116	$242,652,491	$968,244,166
Authorized common shares	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2020

(Unaudited)

	BXMX	DIAX	SPXX	QQQX
Investment Income
Dividends	$11,897,609	$7,191,523	$2,557,103	$5,162,770
Foreign tax withheld on dividend income	(5,400)	—	—	(12,616)
Interest	28,794	1,855	1,201	1,725
Total Investment Income	11,921,003	7,193,378	2,558,304	5,151,879
Expenses
Management fees	5,411,152	2,431,426	1,004,631	3,759,233
Custodian fees	61,467	29,685	22,871	42,813
Trustees fees	15,191	6,587	2,844	10,319
Professional fees	70,861	39,913	29,625	43,903
Shareholder reporting expenses	90,027	63,465	20,965	61,921
Shareholder servicing agent fees	651	280	85	298
Shelf offering expenses	—	—	—	243,584
Stock exchange listing fees	14,364	5,313	3,957	—
Investor relations expenses	131,664	60,897	27,158	88,281
Other	126,369	71,845	27,313	145,756
Total expenses	5,921,746	2,709,411	1,139,449	4,396,108
Net investment income (loss)	5,999,257	4,483,967	1,418,855	755,771
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	102,679,594	27,903,224	9,028,897	76,921,235
Options purchased	—	187,057	90,933	197,158
Options written	(77,915,744)	(44,162,842)	(19,687,630)	(122,696,369)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(149,225,779)	(90,288,711)	(20,613,784)	55,121,709
Options purchased	—	(7,602)	(3,801)	(7,602)
Options written	24,311,005	3,902,070	1,747,619	3,099,933
Net realized and unrealized gain (loss)	(100,150,924)	(102,466,804)	(29,437,766)	12,636,064
Net increase (decrease) in net assets from operations	$(94,151,667)	$(97,982,837)	$(28,018,911)	$13,391,835

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	BXMX		DIAX
	Six Months Ended 6/30/20	Year Ended 12/31/19	Six Months Ended 6/30/20	Year Ended 12/31/19
Operations
Net investment income (loss)	$5,999,257	$16,266,625	$4,483,967	$9,685,597
Net realized gain (loss) from:
Investments and foreign currency	102,679,594	91,040,904	27,903,224	41,997,130
Options purchased	—	—	187,057	107,085
Options written	(77,915,744)	(128,468,045)	(44,162,842)	(53,907,750)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(149,225,779)	246,272,851	(90,288,711)	89,858,633
Options purchased	—	—	(7,602)	—
Options written	24,311,005	(17,672,868)	3,902,070	1,993,945
Net increase (decrease) in net assets applicable to common shares from operations	(94,151,667)	207,439,467	(97,982,837)	89,734,640
Distributions to Common Shareholders
Dividends	(46,578,860)	(16,177,307)	(20,656,407)	(9,874,342)
Return of capital	—	(80,354,319)	—	(32,911,527)
Decrease in net assets applicable to common shares from distributions to shareholders	(46,578,860)	(96,531,626)	(20,656,407)	(42,785,869)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	103,714	3,299,488	400,448	3,692,490
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	797,626	795,979	—	393,733
Net increase (decrease) in net assets applicable to common shares from capital share transactions	901,340	4,095,467	400,448	4,086,223
Net increase (decrease) in net assets applicable to common shares	(139,829,187)	115,003,308	(118,238,796)	51,034,994
Net assets applicable to common shares at the beginning of period	1,422,671,894	1,307,668,586	661,254,912	610,219,918
Net assets applicable to common shares at the end of period	$1,282,842,707	$1,422,671,894	$543,016,116	$661,254,912

See accompanying notes to financial statements.

	SPXX		QQQX
	Six Months Ended 6/30/20	Year Ended 12/31/19	Six Months Ended 6/30/20	Year Ended 12/31/19
Operations
Net investment income (loss)	$1,418,855	$2,890,348	$755,771	$2,189,322
Net realized gain (loss) from:
Investments and foreign currency	9,028,897	8,946,838	76,921,235	76,537,118
Options purchased	90,933	38,407	197,158	145,883
Options written	(19,687,630)	(21,461,425)	(122,696,369)	(87,367,839)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(20,613,784)	57,362,755	55,121,709	215,791,192
Options purchased	(3,801)	—	(7,602)	—
Options written	1,747,619	782,286	3,099,933	2,970,469
Net increase (decrease) in net assets applicable to common shares from operations	(28,018,911)	48,559,209	13,391,835	210,266,145
Distributions to Common Shareholders
Dividends	(8,767,797)	(3,025,188)	(31,376,158)	(2,259,594)
Return of capital	—	(14,715,470)	—	(58,953,342)
Decrease in net assets applicable to common shares from distributions to shareholders	(8,767,797)	(17,740,658)	(31,376,158)	(61,212,936)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	4,087,020	5,909,430	34,283,334	35,551,397
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	72,207	208,444	—	410,076
Net increase (decrease) in net assets applicable to common shares from capital share transactions	4,159,227	6,117,874	34,283,334	35,961,473
Net increase (decrease) in net assets applicable to common shares	(32,627,481)	36,936,425	16,299,011	185,014,682
Net assets applicable to common shares at the beginning of period	275,279,972	238,343,547	951,945,155	766,930,473
Net assets applicable to common shares at the end of period	$242,652,491	$275,279,972	$968,244,166	$951,945,155

See accompanying notes to financial statements.

Financial Highlights

(Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Shares
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Shelf Offering Costs		Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

BXMX
Year Ended 12/31:
2020(d)	$13.68	$0.06	$(0.97)	$(0.91)	$(0.45)	$—	$—	$(0.45)	$—		$—	*	$12.32	$11.00
2019	12.61	0.16	1.84	2.00	(0.16)	—	(0.77)	(0.93)	—	*	—	*	13.68	13.75
2018	14.35	0.15	(0.91)	(0.76)	(0.16)	(0.37)	(0.45)	(0.98)	—	*	—	*	12.61	12.07
2017	13.52	0.16	1.58	1.74	(0.15)	—	(0.76)	(0.91)	—		—		14.35	14.25
2016	13.34	0.18	0.93	1.11	(0.44)	(0.29)	(0.20)	(0.93)	—		—		13.52	12.72
2015	13.65	0.17	0.52	0.69	(1.00)	—	—	(1.00)	—		—		13.34	13.43

DIAX
Year Ended 12/31:
2020(d)	18.20	0.12	(2.82)	(2.70)	(0.57)	—	—	(0.57)	—		—	*	14.93	13.61
2019	16.90	0.27	2.21	2.48	(0.27)	—	(0.91)	(1.18)	—	*	—	*	18.20	17.66
2018	19.05	0.25	(1.16)	(0.91)	(0.25)	(0.22)	(0.77)	(1.24)	—	*	—	*	16.90	16.12
2017	16.55	0.26	3.30	3.56	(0.26)	—	(0.80)	(1.06)	—		—		19.05	18.84
2016	15.78	0.27	1.54	1.81	(0.27)	—	(0.77)	(1.04)	—		—		16.55	15.00
2015	16.83	0.25	(0.24)	0.01	(0.65)	(0.07)	(0.34)	(1.06)	—		—		15.78	14.36

SPXX
Year Ended 12/31:
2020(d)	16.27	0.08	(1.73)	(1.65)	(0.51)	—	—	(0.51)	—		—	*	14.11	12.84
2019	14.42	0.17	2.74	2.91	(0.18)	—	(0.88)	(1.06)	—	*	—	*	16.27	16.47
2018	16.47	0.18	(1.12)	(0.94)	(0.18)	(0.03)	(0.91)	(1.12)	—	*	0.01		14.42	14.04
2017	14.98	0.19	2.29	2.48	(0.19)	—	(0.80)	(0.99)	—		—		16.47	17.31
2016	14.72	0.20	1.04	1.24	(0.85)	—	(0.13)	(0.98)	—		—		14.98	14.40
2015	15.61	0.20	(0.05)	0.15	(0.70)	—	(0.34)	(1.04)	—		—		14.72	13.47

QQQX
Year Ended 12/31:
2020(d)	24.12	0.02	0.26	0.28	(0.78)	—	—	(0.78)	—	*	0.02		23.64	23.01
2019	20.27	0.06	5.33	5.39	(0.05)	—	(1.51)	(1.56)	—	*	0.02		24.12	24.05
2018	22.84	0.06	(0.98)	(0.92)	(0.06)	(1.37)	(0.25)	(1.68)	—	*	0.03		20.27	20.00
2017	19.58	0.04	4.66	4.70	(0.04)	(0.50)	(0.90)	(1.44)	—		—		22.84	24.21
2016	19.98	0.09	0.91	1.00	(0.09)	(0.81)	(0.50)	(1.40)	—		—		19.58	18.56
2015	19.86	0.11	1.41	1.52	(0.43)	(0.97)	—	(1.40)	—		—		19.98	19.37

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

(6.36)%	(16.63)%	$1,282,843	0.92%	0.93%	18%
16.16	22.08	1,422,672	0.91	1.18	4
(5.56)	(8.88)	1,307,669	0.89	1.10	5
13.21	19.59	1,486,003	0.91	1.12	2
8.68	1.75	1,399,863	0.93	1.34	5
5.17	19.80	1,381,889	0.91	1.24	8

(14.59)	(19.56)	543,016	0.95	1.58	8
14.94	17.07	661,255	0.95	1.49	6
(5.01)	(8.27)	610,220	0.92	1.37	9
22.12	33.65	687,579	0.93	1.47	5
11.95	12.18	597,216	0.94	1.73	6
0.17	0.18	569,604	0.93	1.52	18

(9.77)	(18.77)	242,652	0.93	1.15	8
20.62	25.40	275,280	0.99	1.11	8
(6.03)	(12.99)	238,344	0.91	1.08	16
16.91	27.91	266,065	0.92	1.18	11
8.73	14.75	242,003	0.93	1.39	13
1.09	1.70	237,809	0.92	1.32	21

1.63	(0.75)	968,244	0.95	0.17	8
27.33	28.73	951,945	0.91	0.25	11
(4.39)	(11.15)	766,930	0.91	0.25	23
24.63	39.24	836,161	0.93	0.17	17
5.28	3.30	715,835	0.94	0.49	17
7.97	8.47	730,622	0.93	0.54	15

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(d)	For the six months ended June 30, 2020.
*	Rounds to less than $0.01.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or Nasdaq National Market (“Nasdaq”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen S&P 500 Buy-Write Income Fund (BXMX)

•	Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

•	Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

•	Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified (non-diversified for DIAX and QQQX) closed-end management investment companies. Shares of BXMX, DIAX and SPXX are traded on the NYSE while shares of QQQX are traded on the Nasdaq. BXMX, DIAX, SPXX and QQQX were organized as Massachusetts business trusts on July 23, 2004, May 20, 2014, November 11, 2004 and May 20, 2014, respectively.

The end of the reporting period for the Funds is June 30, 2020, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2020 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gateway Investment Advisers, LLC (“Gateway”), under which Gateway manages BXMX’s investment portfolio and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM manages the investment portfolios of DIAX, SPXX and QQQX.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on NAV, the difference will reduce NAV per share. If a Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by a Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably real estate investment trust securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months after the calendar year end. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. Dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of income, capital gain, and/or return of capital as reported by the issuers of such securities for distributions during the current fiscal period.

Foreign Currency Transactions and Translation

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis.

Notes to Financial Statements (continued)

(Unaudited)

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.

Reference Rate Reform

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

3. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

The Funds’ investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the last quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as

Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The values of exchange-traded options are based on the mean of the closing bid and ask prices. Index and exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter (“OTC”) market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

BXMX	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,277,181,227	$—	$—	$1,277,181,227

Short-Term Investments:
Repurchase Agreements	—	65,503,311	—	65,503,311

Investment in Derivatives:
Option Written	(28,000,510)	—	—	(28,000,510)
Total	$1,249,180,717	$65,503,311	$—	$1,314,684,028
DIAX
Long-Term Investments*:
Common Stocks	$545,703,150	$—	$—	$545,703,150

Short-Term Investments:
Repurchase Agreements	—	188,323	—	188,323

Investment in Derivatives:
Option Purchased	4,000	—	—	4,000
Option Written	(4,011,000)	—	—	(4,011,000)
Total	$541,696,150	$188,323	$—	$541,884,473

Notes to Financial Statements (continued)

(Unaudited)

SPXX	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$243,843,429	$—	$—	$243,843,429
Common Stock Rights	48,330	—	—	48,330

Short-Term Investments:
Repurchase Agreements	—	485,827	—	485,827

Investment in Derivatives:
Option Purchased	2,000	—	—	2,000
Option Written	(1,810,200)	—	—	(1,810,200)
Total	$242,083,559	$485,827	$—	$242,569,386
QQQX
Long-Term Investments*:
Common Stocks	$979,441,749	$—	$—	$979,441,749
Common Stock Rights	491,466	—	—	491,466

Short-Term Investments:
Repurchase Agreements	—	1,877,727	—	1,877,727

Investment in Derivatives:
Option Purchased	4,000	—	—	4,000
Option Written	(12,920,100)	—	—	(12,920,100)
Total	$967,017,115	$1,877,727	$—	$968,894,842
*	Refer to the Fund’s Portfolio of Investments for industry classifications, when applicable.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
BXMX	Fixed Income Clearing Corporation	$65,503,311	$(65,503,311)	$—
DIAX	Fixed Income Clearing Corporation	188,323	(188,323)	—
SPXX	Fixed Income Clearing Corporation	485,827	(485,827)	—
QQQX	Fixed Income Clearing Corporation	1,877,727	(1,877,727)	—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current reporting period were as follows:

	BXMX	DIAX	SPXX	QQQX
Purchases	$240,512,442	$44,118,191	$20,699,708	$70,850,326
Sales	348,088,876	98,769,078	40,415,881	181,836,435

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, BXMX sold call options on equity indices as part of its overall investment strategy with the notional amount of these options averaging 99% of the Fund’s assets.

During the current fiscal period, DIAX, SPXX and QQQX, each sold call options on equity indices as part of its overall investment strategy with the notional amounts of these options ranging from approximately 35-75% of each Fund’s assets. Each of these three funds also purchased a small amount of call options and sold a small amount of put options as part of their overwrite strategy.

The average notional amount of outstanding options purchased and options written during the current fiscal period, was as follows:

		DIAX	SPXX	QQQX
Average notional amount of outstanding call options purchased*		$391,667	$195,833	$391,667

	BXMX	DIAX	SPXX	QQQX
Average notional amount of outstanding call options written*	$(1,280,058,333)	$(320,626,667)	$(138,982,500)	$(511,246,667)

		DIAX	SPXX	QQQX
Average notional amount of outstanding put options written*		$(8,616,667)	$(3,716,667)	$(14,416,667)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Notes to Financial Statements (continued)

(Unaudited)

The following table presents the fair value of all options written by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
BXMX
Equity price	Options	—	$—	Options written, at value	$(28,000,510)
DIAX
Equity price	Options	Options purchased, at value	$4,000	Options written, at value	$(4,011,000)
SPXX
Equity price	Options	Options purchased, at value	$2,000	Options written, at value	$(1,810,200)
QQQX
Equity price	Options	Options purchased, at value	$4,000	Options written, at value	$(12,920,100)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased and options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased/Written	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased/Written
BXMX	Equity price	Options written	$(77,915,744)	$24,311,005
DIAX	Equity price	Options purchased	187,057	(7,602)
DIAX	Equity price	Options written	(44,162,842)	3,902,070
SPXX	Equity price	Options purchased	90,933	(3,801)
SPXX	Equity price	Options written	(19,687,630)	1,747,619
QQQX	Equity price	Options purchased	197,158	(7,602)
QQQX	Equity price	Options written	(122,696,369)	3,099,933

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Shares

Common Share Equity Shelf Programs and Offering Costs

The Funds have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional shares through one or more equity shelf program (“Shelf Offering”), which became effective with the SEC during the prior fiscal period.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per common share. In the event each Fund’s Shelf Offering registration statement is no longer current, the Funds may not issue additional shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Funds’ current and prior fiscal period were as follows:

	BXMX		DIAX		SPXX		QQQX
	Six Months Ended 6/30/20	Year Ended 12/31/19	Six Months Ended 6/30/20	Year Ended 12/31/19	Six Months Ended 6/30/20	Year Ended 12/31/19	Six Months Ended 6/30/20		Year Ended 12/31/19
Additional authorized common shares	10,400,000	10,400,000	3,600,000	3,600,000	1,600,000	1,600,000	11,355,021	*	11,355,021
Common shares sold	7,583	242,725	25,901	205,606	264,171	380,562	1,487,960		1,619,980
Offering proceeds, net of offering costs	$103,714	$3,299,488	$400,448	$3,692,490	$4,087,020	$5,909,430	$34,283,334		$35,551,397
*	Represents additional authorized common shares for the period January 1, 2020 through April 30, 2020.

Costs incurred by the Funds in connection with their initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Shelf offering expenses” on the Statement of Operations.

Common Share Transactions

Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	BXMX		DIAX		SPXX		QQQX
	Six Months Ended 6/30/20	Year Ended 12/31/19	Six Months Ended 6/30/20	Year Ended 12/31/19	Six Months Ended 6/30/20	Year Ended 12/31/19	Six Months Ended 6/30/20	Year Ended 12/31/19
Common shares:
Sold through shelf offering	7,583	242,725	25,901	205,606	264,171	380,562	1,487,960	1,619,980
Issued to shareholders due to reinvestment of distributions	58,348	60,255	—	22,246	4,438	13,426	—	18,331
Weighted average common share:
Premium to NAV per shelf offering sold	1.07%	1.18%	1.12%	1.34%	1.57%	1.27%	1.91%	1.78%

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income, timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on options contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of June 30, 2020.

Notes to Financial Statements (continued)

(Unaudited)

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	BXMX	DIAX	SPXX	QQQX
Tax cost of investments	$629,601,209	$237,596,331	$104,382,039	$256,268,937
Gross unrealized:
Appreciation	$718,193,349	$312,947,564	$147,625,735	$729,683,943
Depreciation	(33,110,530)	(8,659,422)	(9,438,388)	(17,058,038)
Net unrealized appreciation (depreciation) of investments	$685,082,819	$304,288,142	$138,187,347	$712,625,905

Permanent differences, primarily due to foreign currency transactions, real estate investment trust adjustments and nondeductible offering costs, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2019, the Funds’ last tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2019, the Funds’ last tax year end, were as follows:
	BXMX	DIAX	SPXX	QQQX
Undistributed net ordinary income	$—	$—	$—	$—
Undistributed net long-term capital gains	—	—	—	—

The tax character of distributions paid during the Funds’ last tax year ended December 31, 2019 was designated for purposes of the dividends paid deduction as follows:
	BXMX	DIAX	SPXX	QQQX
Distributions from net ordinary income[1]	$16,177,307	$9,874,342	$3,025,188	$2,259,594
Distributions from net long-term capital gains	—	—	—	—
Return of capital	80,354,319	32,911,527	14,715,470	58,953,342

[1] Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of December 31, 2019, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	BXMX	DIAX	SPXX	QQQX
Not subject to expiration:
Short-term	$54,889,322	$10,322,337	$8,287,385	$10,508,636
Long-term	—	—	3,678,354	—
Total	$54,889,322	$10,322,337	$11,965,739	$10,508,636

7. Management Fees

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gateway and NAM are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	BXMX	DIAX	SPXX	QQQX
For the first $500 million	0.7000%	0.7000%	0.6600%	0.6900%
For the next $500 million	0.6750	0.6750	0.6350	0.6650
For the next $500 million	0.6500	0.6500	0.6100	0.6400
For the next $500 million	0.6250	0.6250	0.5850	0.6150
For managed assets over $2 billion	0.6000	0.6000	0.5600	0.5900

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by each Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of June 30, 2020, the complex-level fee for each Fund was 0.1582%.

8. Borrowing Arrangements

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Notes to Financial Statements (continued)

(Unaudited)

9. Subsequent Events

Securities Lending

Effective August 14, 2020, each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under each Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. For further details on the Funds’ securities lending program, refer to the prospectus supplement dated August 14, 2020 for each Fund’s Prospectus and Statement of Additional Information.

Additional Fund Information

Board of Trustees*
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone
Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Matthew Thornton III has been appointed to the Board of Trustees effective November 16, 2020.

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported in the next annual or semi-annual report.

	BXMX	DIAX	SPXX	QQQX
Common Shares repurchased	—	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

Glossary of Terms Used in this Report

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Beta: A measure of the variability of the change in the share price for a Fund in relation to a change in the value of the Fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎

Chicago Board Options Exchange (Cboe) S&P 500 BuyWrite Index (BXMSM): An index designed to track the performance of a hypothetical buy-write strategy on the S&P 500®. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Chicago Board Options Exchange (Cboe) Volatility Index® (VIX®): An index that is a key measure of market expectations of near-term volatility conveyed by S&P 500® option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility (www.cboe.com). Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Chicago Board Options Exchange (Cboe) Dow Jones Industrial Average (DJIA) BuyWrite Index (BXDSM): A benchmark index that measures the performance of a theoretical portfolio that sells call options on the Dow Jones Industrial Average (the Dow), against a portfolio of the stocks included in the Dow. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Chicago Board Options Exchange (Cboe) Nasdaq 100 BuyWrite Index (BXNSM): A benchmark index that measures the performance of a theoretical portfolio that owns a basket of the stocks included in the Nasdaq 100 Index, and “writes” (or sells) Nasdaq 100 Index covered call options each month. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

DIAX Blended Benchmark: The DIAX Blended Benchmark is a blended return consisting of 1) 55% Chicago Board Options Exchange (Cboe) DJIA BuyWrite Index (BXD), which is designed to track the performance of a hypothetical buy-write strategy on the Dow Jones Industrial Average and 2) 45% Dow Jones Industrial Average (DJIA), which tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Dow Jones Industrial Average (DJIA): An average that tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Nasdaq-100 Index: An index that includes 100 of the largest domestic and international nonfinancial securities listed on the Nasdaq Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

QQQX Blended Benchmark: The QQQX Blended Benchmark is a blended return consisting of 1) 55% Chicago Board of Exchange (Cboe) Nasdaq 100 BuyWrite Index (BXNSM), which measures the performance of a theoretical portfolio that owns a basket of the stocks included in the Nasdaq 100 Index, and “writes” (or sells) Nasdaq 100 Index covered call options each month and 2) 45% Nasdaq-100 Index, which includes 100 of the largest domestic and international nonfinancial securities listed on the Nasdaq Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

SPXX Blended Benchmark: The SPXX Blended Benchmark is a blended return consisting of 1) 55% Chicago Board Options Exchange (Cboe) S&P 500 BuyWrite Index (BXMSM), which is designed to track the performance of a hypothetical buy-write strategy on the S&P 500® and 2) 45% S&P 500®, an unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Strangle Position: A strangle is an options strategy where the investor holds a position in both a call and a put option with different strike prices, but with the same expiration date and underlying asset.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date, Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process

(Unaudited)

The Approval Process

At a meeting held on May 19-21, 2020 (the “May Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with (a) in the case of Nuveen S&P 500 Buy-Write Income Fund (the “S&P Buy-Write Fund”), Gateway Investment Advisers, LLC (“Gateway”), pursuant to which Gateway serves as the investment sub-adviser to such Fund, and (b) in the case of Nuveen Dow 30sm Dynamic Overwrite Fund (the “Dow Fund”), Nuveen S&P 500 Dynamic Overwrite Fund (the “S&P Dynamic Fund”) and Nuveen Nasdaq 100 Dynamic Overwrite Fund (the “Nasdaq Fund”), Nuveen Asset Management, LLC (“NAM,” and Gateway and NAM each, a “Sub-Adviser”), pursuant to which NAM serves as the investment sub-adviser to each such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.

Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and each Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; overall market and regulatory developments; the management of leverage financing; and the secondary market trading of the closed-end funds and any actions to address discounts.

In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Advisers were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Advisers in providing services to the respective Funds.

With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers); and providing leverage, capital and distribution management services.

The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; reviewing and updating investment policies and benchmarks; and integrating certain investment teams and changing the portfolio managers serving various funds;

•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;

•

Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;

•

Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;

•

Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;

•

Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;

•

Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;

•

Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds; and

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

•	with respect specifically to closed-end funds, such initiatives also included:

•	Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, managing leverage exposure and costs through various providers, and managing and adapting tender option bond structures to comply with regulations and developing further relationships with leverage providers;

•	Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases as appropriate to address discounts, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and

•	Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the respective Sub-Adviser and recognized that the Sub-Advisers and their investment personnel generally are responsible for the management of the applicable Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of each Sub-Adviser provided by the Adviser which included, among other things, the respective Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the Nuveen fund(s) sub-advised by such Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of each Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.

The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade is reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year.

In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.

The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board’s determinations with respect to each Fund are summarized below.

For the S&P Buy-Write Fund, the Board noted that the Fund ranked in the third quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019, and although the Fund’s performance was below the performance of its benchmark for the three-year period, the Fund outperformed its benchmark for the one- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund outperformed its benchmark and ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.

For the Dow Fund, the Board noted that although the Fund’s performance was below the performance of its blended benchmark for the one-, three- and five-year periods ended December 31, 2019, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended December 31, 2019 and second quartile for the three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its blended benchmark for the one-, three- and five-year periods ended March 31, 2020 and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended March 31 2020, the third quartile for the three-year period ended March 31, 2020 and the second quartile for the five-year period ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

For the S&P Dynamic Fund, the Board noted that although the Fund’s performance was below the performance of its blended benchmark for the one-, three- and five-year periods ended December 31, 2019, the Fund ranked in the second quartile of its Performance Peer Group for such periods. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its blended benchmark for the one-, three- and five-year periods ended March 31, 2020 and the Fund ranked in the third quartile of its Performance Peer Group for such periods. The Board was satisfied with the Fund’s overall performance.

For the Nasdaq Fund, the Board noted that although the Fund’s performance was below the performance of its blended benchmark for the one-, three- and five-year periods ended December 31, 2019, the Fund ranked in the first quartile of its Performance Peer Group for such periods. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its blended benchmark for the one-, three- and five-year periods ended March 31, 2020, the Fund ranked in the first quartile of its Performance Peer Group for such periods. The Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across the Nuveen funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019.

With respect to the Sub-Advisers, the Board also considered the sub-advisory fee schedule paid to each Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees such Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Advisers is the responsibility of the Adviser, not the Funds.

The Independent Board Members noted that each Fund had a net management fee and a net expense ratio that were below its respective peer averages.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or NAM, such other clients may include retail and institutional managed accounts advised by such Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by such Sub-Adviser; foreign investment companies offered by Nuveen and sub-advised by such Sub-Adviser; and collective investment trusts sub-advised by such Sub-Adviser. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

The Board recognized that NAM was an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by NAM and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.

In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that each Sub-Adviser’s fee is essentially for portfolio management services and therefore, as applicable, more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

The Board recognized that Gateway was an unaffiliated sub-adviser. With respect to Gateway, the Independent Board Members reviewed the average fee rates that such Sub-Adviser charges for other clients. The Independent Board Members noted that the Sub-Advisory Agreement with Gateway, including the fees thereunder, was the result of arm’s length negotiations and that Gateway’s fees were reasonable in relation to the fees it assessed other clients.

3.	Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.

As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.

In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Advisers from their relationships with the Nuveen funds. With respect to NAM, the Independent Board Members reviewed, among other things, such Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for NAM for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018. With respect to Gateway, the Independent Board Members considered a profitability and margin analysis for such Sub-Adviser, generally including revenues, expenses and operating margins for the calendar years 2019 and 2018.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Board noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.

The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including NAM) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time. The Board, however, noted that the benefits for NAM when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although NAM may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances NAM’s ability to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.

The Board noted that, with regard to the S&P Buy-Write Fund, Gateway does not participate in soft dollar arrangements with respect to Fund portfolio transactions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.

Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-D-0620D 1300439-INV-B-08/21

ITEM 2.	CODE OF ETHICS.

Not applicable to this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule  30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section  1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section  18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen S&P 500 Buy-Write Income Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: September 4, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: September 4, 2020